UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2017

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2017

On the following pages, you will find the 2017 annual report for the Portfolios (collectively, the “Portfolios”; and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Fund”). The annual report covers the six- and 12-month periods ended September 30, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity markets generally delivered exceptionally strong returns around the world during the 12-month period ended September 30, 2017. In a change from the pattern of recent years, broad index returns were stronger for non-US than US stock markets, and emerging markets did better than developed markets. US taxable and tax-exempt bond returns were positive but very low.

The stock-market rally reflected improved earnings growth after a two-year period of flat growth in the US and an extended period of weak earnings in Europe and emerging markets. Nine years after the financial crisis of 2008, markets are currently benefiting from modest economic growth around the world.

While volatility has fallen to low levels after a brief spike late last year, we expect to see volatility rise to more normal levels. Given high valuations and the likely deceleration of earnings growth going forward, we expect lower future returns from stocks in all geographies. We also expect slowly rising interest rates to result in muted bond returns.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Bernstein Fund, Inc.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation,

(Portfolio Manager Commentary continued on next page)

2017 Annual Report	1

Portfolio Manager Commentary (continued)

quality, investor behavior and corporate behavior. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Index, for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

All share classes of the Portfolio underperformed the benchmark and the Lipper Average over both periods.

In early 2017, investor expectations for economic growth and inflation fell, interest rates and oil prices declined and the US dollar started to depreciate. Investors turned to a narrow set of stocks with strong secular growth potential, which led markets higher. Both high-profitability companies and attractively valued companies severely underperformed in the first three quarters of 2017. The Portfolio is heavily invested in high profitability and attractive valuation stocks, which tend to outperform in the long run. These exposures, relative to the benchmark, detracted during both periods.

The Portfolio utilized derivatives in the form of futures for investment purposes, which added to absolute performance for both periods.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-US Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex-US Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and, at times, may have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment

(Portfolio Manager Commentary continued on next page)

2	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex-US Small Cap (net), for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper International Small/Mid-Cap Core Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

All share classes of the Portfolio outperformed the benchmark for both periods, and outperformed the Lipper Average for the six-month period, and underperformed for the 12-month period. International equity markets rallied strongly for both periods as slow but steady global economic and robust corporate earnings growth drove gains. For the 12-month period, strong stock selection in technology and industrials was partially offset by weak stock selection in health care, utilities, and financials, relative to the benchmark. Over the six-month period, strong stock selection in industrials and technology helped performance.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute performance in both periods.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex-US, which includes both developed and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex-US and may invest in issuers in countries outside of the MSCI ACWI ex-US. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its

(Portfolio Manager Commentary continued on next page)

2017 Annual Report	3

Portfolio Manager Commentary (continued)

business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Adviser’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex-US (net), for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

All share classes of the Portfolio outperformed the benchmark for both the six- and 12-month periods, and outperformed the Lipper Average for the 12-month period, and underperformed for the six-month period.

International equity markets delivered strong returns during the first nine months of 2017. The stock-market rally reflected improved economic and earnings growth in Europe and emerging markets after an extended period of weak earnings. Over the 12-month period, stock selection was the largest driver of returns versus the benchmark, with health care, consumer discretionary and financial holdings contributing most; technology, consumer staples and utilities holdings detracted modestly. Sector positioning also helped, but active currency positioning detracted.

Over the six-month period, stock selection also contributed most to relative returns; it was particularly strong within the financial, health care and consumer discretionary sectors, but detracted within technology, utilities, and energy. Sector selection also added to returns, while active currency hedges offset the drag caused by the currency positioning implicit in the stocks held.

The Portfolio utilized derivatives in the form of futures for hedging purposes, and currency forwards for hedging and investment purposes, which added to absolute performance for both periods. Currency forwards are used to reduce the level of currency risk, which was achieved.

4	Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex-US Small Cap measures the performance of the small-cap market segment across 22 developed markets (excluding the US) and 23 emerging-market countries. The MSCI ACWI ex-US measures the performance of the large- and mid-cap market segment across 22 developed markets (excluding the US) and 23 emerging-market countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

(Disclosures & Risks continued on next page)

2017 Annual Report	5

Disclosures and Risks (continued)

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging strategies as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

International Strategic Equities and International Small Cap Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline

(Disclosures & Risks continued on next page)

6	Bernstein Fund, Inc.

Disclosures and Risks (continued)

because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2017 Annual Report	7

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2017	PAST SIX MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1]				12/29/2015
SCB Class Shares	4.99%	15.98%	12.15%
Advisor Class Shares	5.15	16.29	12.44
Class Z Shares	5.06	16.22	12.40
Russell 2000 Index	8.27	20.74	16.99
Lipper Small-Cap Core Funds Average	6.46	18.57	15.25

International Small Cap Portfolio[2]				12/21/2015
SCB Class Shares	14.52	19.28	16.03
Advisor Class Shares	14.59	19.51	16.21
Class Z Shares	14.59	19.52	16.22
MSCI ACWI ex-US Small Cap—(net)	13.57	19.19	16.41
Lipper International Small/Mid-Cap Core Funds Average	14.23	20.27	15.29

International Strategic Equities Portfolio[3]				12/21/2015
SCB Class Shares	13.91	22.01	15.41
Advisor Class Shares	14.08	22.38	15.61
Class Z Shares	14.07	22.35	15.65
MSCI ACWI ex-US—(net)	12.30	19.61	15.22
Lipper International Multi-Cap Growth Funds Average	14.34	18.25	13.00

1	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.40%, 1.15% and 1.21% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Adviser in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.30%, 1.05% and 1.05% for SCB Class, Advisor Class and Class Z shares, respectively. These waivers may not be terminated prior to January 27, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.53%, 1.22% and 1.23% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Adviser in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.35%, 1.10% and 1.10% for SCB Class, Advisor Class and Class Z shares, respectively. These waivers may not be terminated prior to January 27, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.34%, 1.06% and 1.08% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Adviser in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, on an annualized basis, from exceeding 1.20%, 0.95% and 0.95% for SCB Class, Advisor Class and Class Z shares, respectively. These waivers may not be terminated prior to January 27, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitations. This contractual agreement may be terminated by the Board of Directors of Bernstein Fund, Inc. at its discretion prior to the expiration date. The Adviser has contractually agreed to waive 0.05% of the management fee through January 27, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Small Cap Core-SCB Class Shares
Growth of a $10,000 Investment in the Portfolio
12/29/2015[1] to 9/30/2017

International Small Cap-SCB Class Shares
Growth of a $10,000 Investment in the Portfolio
12/21/2015[2] to 9/30/2017

International Strategic Equities-SCB Class Shares
Growth of a $10,000 Investment in the Portfolio
12/21/2015[2] to 9/30/2017

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through September 30, 2017.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

2017 Annual Report	9

Expense Example—September 30, 2017 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMALL CAP CORE PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Class
Actual	$1,000	$1,049.90	$6.06	1.18%
Hypothetical**	$1,000	$1,019.15	$5.97	1.18%
Advisor Class
Actual	$1,000	$1,051.50	$4.78	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%
Class Z
Actual	$1,000	$1,050.60	$4.99	0.97%
Hypothetical**	$1,000	$1,020.21	$4.91	0.97%

INTERNATIONAL SMALL CAP PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Class
Actual	$1,000	$1,145.20	$7.26	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Advisor Class
Actual	$1,000	$1,145.90	$5.92	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class Z
Actual	$1,000	$1,145.90	$5.92	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Class
Actual	$1,000	$1,139.10	$6.27	1.17%
Hypothetical**	$1,000	$1,019.20	$5.92	1.17%
Advisor Class
Actual	$1,000	$1,140.80	$4.94	0.92%
Hypothetical**	$1,000	$1,020.46	$4.66	0.92%
Class Z
Actual	$1,000	$1,140.70	$5.10	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	Bernstein Fund, Inc.

Portfolio Summary—September 30, 2017 (Unaudited)

Small Cap Core Portfolio
Sector Breakdown[1]
Financials	18.6%
Information Technology	17.2
Industrials	15.9
Health Care	13.8
Consumer Discretionary	13.4
Real Estate	6.2
Energy	4.6
Materials	4.1
Utilities	3.4
Consumer Staples	2.4
Telecommunication Services	0.4

International Small Cap Portfolio
Sector Breakdown[1]		Country Breakdown[1]
Industrials	20.1%
Consumer Discretionary	19.4
Information Technology	15.8
Materials	10.2
Consumer Staples	9.6
Financials	9.5
Real Estate	4.4
Health Care	4.4
Energy	2.7
Utilities	1.7
Telecommunication Services	1.7
Funds and Investment Trusts	0.5

International Strategic Equities Portfolio
Sector Breakdown[1]		Country Breakdown[1]
Financials	20.9%
Information Technology	19.3
Industrials	18.5
Consumer Discretionary	11.9
Health Care	7.2
Consumer Staples	7.2
Telecommunication Services	4.6
Energy	3.3
Materials	2.8
Real Estate	2.8
Utilities	1.5

1	All data are as of September 30, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the Small Cap Core, International Small Cap and International Strategic Equities Portfolios).

2	“Other” represents 6.3% in MSCI EM Index countries and 12.5% in MSCI EAFE Index countries and 1.0% in other emerging market countries.

3	“Other” represents 1.4% in MSCI EM Index countries and 14.7% in MSCI EAFE Index countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios’ prospectus.

2017 Annual Report	11

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–99.5%
Financials–18.5%
Banks–10.3%
1st Source Corp.	30,300	$1,539,240
Associated Banc-Corp.	34,000	824,500
Bank of NT Butterfield & Son Ltd. (The)	48,680	1,783,635
Banner Corp.	28,960	1,774,669
Cathay General Bancorp	126,410	5,081,682
City Holding Co.	45,490	3,271,186
Community Trust Bancorp, Inc.	55,330	2,572,845
Customers Bancorp, Inc.(a)	97,780	3,189,584
Eagle Bancorp, Inc.(a)	20,470	1,372,513
Enterprise Financial Services Corp.	19,650	832,178
Farmers Capital Bank Corp.	27,840	1,170,672
FCB Financial Holdings, Inc.–Class A(a)	69,120	3,338,496
Fidelity Southern Corp.	28,980	685,087
First Citizens BancShares, Inc./NC–Class A	8,310	3,107,026
First Commonwealth Financial Corp.	103,560	1,463,303
First Financial Corp./IN	59,830	2,847,908
First Interstate BancSystem, Inc.	35,950	1,375,087
Flushing Financial Corp.	64,930	1,929,720
Great Southern Bancorp, Inc.	34,950	1,944,967
Great Western Bancorp, Inc.	94,150	3,886,512
Hanmi Financial Corp.	99,610	3,082,929
Heritage Financial Corp./WA	82,340	2,429,030
Hilltop Holdings, Inc.	172,730	4,490,980
Home BancShares, Inc./AR	33,670	849,157
Hope Bancorp, Inc.	84,690	1,499,860
International Bancshares Corp.	114,340	4,585,034
LegacyTexas Financial Group, Inc.	42,580	1,699,794
MBT Financial Corp.	103,620	1,134,639
Preferred Bank/Los Angeles CA	16,390	989,137
Republic Bancorp, Inc./KY–Class A	66,840	2,599,408
ServisFirst Bancshares, Inc.	31,100	1,208,235
State Bank Financial Corp.	63,720	1,825,578
Sterling Bancorp/DE	94,420	2,327,453
TCF Financial Corp.	106,260	1,810,670
Texas Capital Bancshares, Inc.(a)	54,620	4,686,396
Umpqua Holdings Corp.	235,820	4,600,848
Western Alliance Bancorp(a)	68,770	3,650,312
Wintrust Financial Corp.	36,040	2,822,292
Xenith Bankshares, Inc.(a)	33,620	1,092,650

		91,375,212

Capital Markets–0.8%
BGC Partners, Inc.–Class A	64,350	931,145
Evercore, Inc.–Class A	22,330	1,791,982
Houlihan Lokey, Inc.	34,360	1,344,507
Lazard Ltd.–Class A	17,920	810,342
Stifel Financial Corp.	44,400	2,373,624

		7,251,600

Consumer Finance–0.5%
Nelnet, Inc.–Class A	58,550	$2,956,775
OneMain Holdings, Inc.(a)	61,460	1,732,558

		4,689,333

Insurance–3.0%
American Equity Investment Life Holding Co.	28,984	842,855
Assured Guaranty Ltd.	80,320	3,032,080
CNO Financial Group, Inc.	198,840	4,640,926
Employers Holdings, Inc.	53,680	2,439,756
Fidelity & Guaranty Life	31,990	993,289
First American Financial Corp.	25,470	1,272,736
HCI Group, Inc.	31,620	1,209,465
National Western Life Group, Inc.–Class A	5,200	1,814,800
Primerica, Inc.	41,970	3,422,653
Third Point Reinsurance Ltd.(a)	254,200	3,965,520
Universal Insurance Holdings, Inc.	109,810	2,525,630

		26,159,710

Mortgage Real Estate Investment Trusts (REITs)–0.8%
AG Mortgage Investment Trust, Inc.	96,120	1,849,349
ARMOUR Residential REIT, Inc.	73,540	1,978,226
MTGE Investment Corp.	108,540	2,105,676
PennyMac Mortgage Investment Trust	72,260	1,256,601

		7,189,852

Thrifts & Mortgage Finance–3.1%
BofI Holding, Inc.(a)	89,110	2,536,962
Essent Group Ltd.(a)	75,680	3,065,040
Federal Agricultural Mortgage Corp.–Class C	23,060	1,677,384
HomeStreet, Inc.(a)	26,220	707,940
LendingTree, Inc.(a)	4,510	1,102,469
MGIC Investment Corp.(a)	454,300	5,692,379
NMI Holdings, Inc.–Class A(a)	217,990	2,703,076
Radian Group, Inc.	287,290	5,369,450
Walker & Dunlop, Inc.(a)	81,920	4,286,874

		27,141,574

		163,807,281

Information Technology–17.1%
Communications Equipment–1.7%
Comtech Telecommunications Corp.	32,970	676,874
Extreme Networks, Inc.(a)	265,980	3,162,502
Finisar Corp.(a)	35,460	786,148
InterDigital, Inc./PA	37,710	2,781,113
Lumentum Holdings, Inc.(a)	31,490	1,711,482
NETGEAR, Inc.(a)	72,010	3,427,676
Oclaro, Inc.(a)	249,070	2,149,474

		14,695,269

Electronic Equipment, Instruments & Components–5.4%
Anixter International, Inc.(a)	58,700	4,989,500
Belden, Inc.	22,470	1,809,509
Benchmark Electronics, Inc.(a)	123,850	4,229,477
Celestica, Inc. (Toronto)(a)	284,530	3,522,481
Control4 Corp.(a)	39,640	1,167,794
ePlus, Inc.(a)	15,380	1,421,881

12	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Fitbit, Inc.(a)	315,990	$2,199,290
II-VI, Inc.(a)	49,980	2,056,677
Insight Enterprises, Inc.(a)	54,530	2,504,018
Jabil, Inc.	123,330	3,521,072
KEMET Corp.(a)	64,250	1,357,603
Littelfuse, Inc.	18,460	3,615,945
Methode Electronics, Inc.	59,480	2,518,978
Rogers Corp.(a)	11,464	1,527,922
Sanmina Corp.(a)	133,120	4,945,408
SYNNEX Corp.	23,200	2,935,032
Tech Data Corp.(a)	15,380	1,366,513
TTM Technologies, Inc.(a)	156,580	2,406,635

		48,095,735

Internet Software & Services–1.8%
Bankrate, Inc.(a)	83,560	1,165,662
Blucora, Inc.(a)	97,540	2,467,762
LogMeIn, Inc.	15,640	1,721,182
Stamps.com, Inc.(a)	15,590	3,159,313
Trade Desk, Inc. (The)–Class A(a)	56,470	3,473,470
Web.com Group, Inc.(a)	154,140	3,853,500

		15,840,889

IT Services–2.8%
Booz Allen Hamilton Holding Corp.	94,680	3,540,085
CACI International, Inc.–Class A(a)	35,950	5,009,633
Convergys Corp.	110,100	2,850,489
EVERTEC, Inc.	112,560	1,784,076
Hackett Group, Inc. (The)	40,970	622,334
MAXIMUS, Inc.	55,360	3,570,720
Perficient, Inc.(a)	106,530	2,095,445
Science Applications International Corp.	36,703	2,453,596
WNS Holdings Ltd. (ADR)(a)	69,700	2,544,050

		24,470,428

Semiconductors & Semiconductor Equipment–3.3%
Advanced Energy Industries, Inc.(a)	64,120	5,178,331
Ambarella, Inc.(a)	21,820	1,069,398
Amkor Technology, Inc.(a)	45,830	483,507
Brooks Automation, Inc.	60,300	1,830,708
Cabot Microelectronics Corp.	22,110	1,767,252
Cirrus Logic, Inc.(a)	14,160	755,011
Kulicke & Soffa Industries, Inc.(a)	86,830	1,872,923
Microsemi Corp.(a)	25,690	1,322,521
MKS Instruments, Inc.	56,380	5,325,091
Rudolph Technologies, Inc.(a)	46,990	1,235,837
Semtech Corp.(a)	53,310	2,001,790
Silicon Laboratories, Inc.(a)	23,320	1,863,268
Synaptics, Inc.(a)	14,520	568,894
Ultra Clean Holdings, Inc.(a)	49,350	1,511,097
Versum Materials, Inc.	70,090	2,720,894

		29,506,522

Software–1.7%
Aspen Technology, Inc.(a)	78,120	4,906,717
Blackbaud, Inc.	5,380	472,364
Fair Isaac Corp.	37,290	5,239,245
Progress Software Corp.	111,950	4,273,132

Zix Corp.(a)	114,880	$561,763

		15,453,221

Technology Hardware, Storage & Peripherals–0.4%
Travelport Worldwide Ltd.	218,250	3,426,525

		151,488,589

Industrials–15.8%
Aerospace & Defense–0.7%
Curtiss-Wright Corp.	28,490	2,978,345
National Presto Industries, Inc.	16,560	1,762,812
Vectrus, Inc.(a)	60,980	1,880,623

		6,621,780

Air Freight & Logistics–0.4%
Forward Air Corp.	40,070	2,293,206
XPO Logistics, Inc.(a)	20,360	1,380,001

		3,673,207

Airlines–0.1%
Hawaiian Holdings, Inc.(a)	14,660	550,483

Building Products–1.9%
Apogee Enterprises, Inc.	49,860	2,406,244
Builders FirstSource, Inc.(a)	239,900	4,315,801
Continental Building Products, Inc.(a)	105,970	2,755,220
Gibraltar Industries, Inc.(a)	23,640	736,386
PGT Innovations, Inc.(a)	140,850	2,105,708
Ply Gem Holdings, Inc.(a)	146,990	2,506,179
Trex Co., Inc.(a)	17,760	1,599,643

		16,425,181

Commercial Services & Supplies–2.0%
ACCO Brands Corp.(a)	87,930	1,046,367
Casella Waste Systems, Inc.–Class A(a)	65,060	1,223,128
Deluxe Corp.	72,290	5,274,278
Ennis, Inc.	91,810	1,804,066
Kimball International, Inc.–Class B	160,660	3,176,248
Quad/Graphics, Inc.	73,250	1,656,183
Steelcase, Inc.–Class A	68,860	1,060,444
Tetra Tech, Inc.	34,010	1,583,166
Viad Corp.	15,900	968,310

		17,792,190

Construction & Engineering–2.6%
AECOM(a)	75,850	2,792,039
Argan, Inc.	46,040	3,096,190
Comfort Systems USA, Inc.	42,270	1,509,039
EMCOR Group, Inc.	75,720	5,253,454
Jacobs Engineering Group, Inc.	68,950	4,017,716
MasTec, Inc.(a)	67,650	3,138,960
Primoris Services Corp.	32,248	948,736
Tutor Perini Corp.(a)	74,370	2,112,108

		22,868,242

Electrical Equipment–0.8%
Generac Holdings, Inc.(a)	102,730	4,718,389
General Cable Corp.	66,970	1,262,384

2017 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Regal Beloit Corp.	16,480	$1,301,920

		7,282,693

Machinery–2.7%
Alamo Group, Inc.	12,710	1,364,672
Donaldson Co., Inc.	47,240	2,170,205
Global Brass & Copper Holdings, Inc.	81,910	2,768,558
Greenbrier Cos., Inc. (The)	20,800	1,001,520
Kadant, Inc.	31,200	3,074,760
Lincoln Electric Holdings, Inc.	27,260	2,499,197
Meritor, Inc.(a)	183,290	4,767,373
Oshkosh Corp.	32,420	2,675,947
Wabash National Corp.	142,040	3,241,353

		23,563,585

Professional Services–1.4%
ICF International, Inc.(a)	40,890	2,206,016
Insperity, Inc.	25,610	2,253,680
On Assignment, Inc.(a)	36,750	1,972,740
RPX Corp.(a)	83,280	1,105,958
TriNet Group, Inc.(a)	60,240	2,025,269
TrueBlue, Inc.(a)	138,460	3,108,427

		12,672,090

Road & Rail –1.0%
ArcBest Corp.	28,620	957,339
Knight-Swift Transportation Holdings, Inc.(a)	54,167	2,250,639
Ryder System, Inc.	37,440	3,165,552
Saia, Inc.(a)	40,060	2,509,759

		8,883,289

Trading Companies & Distributors–2.2%
Applied Industrial Technologies, Inc.	53,440	3,516,352
Beacon Roofing Supply, Inc.(a)	52,340	2,682,425
GATX Corp.	30,290	1,864,652
H&E Equipment Services, Inc.	113,730	3,320,916
MRC Global, Inc.(a)	132,280	2,313,577
Neff Corp.(a)	36,070	901,750
Rush Enterprises, Inc.–Class A(a)	75,060	3,474,528
Titan Machinery, Inc.(a)	95,870	1,488,861

		19,563,061

		139,895,801

Health Care–13.7%
Biotechnology–5.6%
Aimmune Therapeutics, Inc.(a)	32,510	805,923
Amicus Therapeutics, Inc.(a)	131,990	1,990,409
Arena Pharmaceuticals, Inc.(a)	33,311	849,431
Audentes Therapeutics, Inc.(a)	35,230	986,792
Avexis, Inc.(a)	15,530	1,502,217
BeiGene Ltd. (ADR)(a)	9,840	1,018,046
Biohaven Pharmaceutical Holding Co., Ltd.(a)	22,800	852,264
BioSpecifics Technologies Corp.(a)	12,970	603,364
Bluebird Bio, Inc.(a)	13,180	1,810,273
Blueprint Medicines Corp.(a)	32,060	2,233,620
Clovis Oncology, Inc.(a)	29,750	2,451,400

Cytokinetics, Inc.(a)	77,970	$1,130,565
CytomX Therapeutics, Inc.(a)	54,690	993,717
Dynavax Technologies Corp.(a)	64,570	1,388,255
Eagle Pharmaceuticals, Inc./DE(a)	17,710	1,056,224
Emergent BioSolutions, Inc.(a)	37,660	1,523,347
Enanta Pharmaceuticals, Inc.(a)	28,480	1,332,864
Exact Sciences Corp.(a)	68,870	3,245,155
FibroGen, Inc.(a)	45,660	2,456,508
Genomic Health, Inc.(a)	33,970	1,090,097
Ligand Pharmaceuticals, Inc.(a)	15,450	2,103,518
Loxo Oncology, Inc.(a)	19,263	1,774,508
Myriad Genetics, Inc.(a)	63,820	2,309,008
Neurocrine Biosciences, Inc.(a)	15,230	933,294
Portola Pharmaceuticals, Inc.(a)	28,810	1,556,604
Prothena Corp. PLC(a)	29,700	1,923,669
Puma Biotechnology, Inc.(a)	16,650	1,993,838
Radius Health, Inc.(a)	15,660	603,693
Retrophin, Inc.(a)	52,450	1,305,481
Sage Therapeutics, Inc.(a)	14,910	928,893
Sangamo Therapeutics, Inc.(a)	95,942	1,439,130
Sarepta Therapeutics, Inc.(a)	34,690	1,573,538
Spark Therapeutics, Inc.(a)	6,110	544,768
Vanda Pharmaceuticals, Inc.(a)	47,060	842,374

		49,152,787

Health Care Equipment & Supplies–2.9%
AngioDynamics, Inc.(a)	110,250	1,884,173
Cardiovascular Systems, Inc.(a)	26,740	752,731
CONMED Corp.	43,960	2,306,581
Cutera, Inc.(a)	15,700	649,195
Globus Medical, Inc.–Class A(a)	55,810	1,658,673
Halyard Health, Inc.(a)	75,660	3,406,970
Heska Corp.(a)	8,590	756,693
Inogen, Inc.(a)	9,720	924,372
Integer Holdings Corp.(a)	66,680	3,410,682
Lantheus Holdings, Inc.(a)	60,370	1,074,586
LeMaitre Vascular, Inc.	17,680	661,586
Masimo Corp.(a)	29,390	2,543,998
Merit Medical Systems, Inc.(a)	40,820	1,728,727
OraSure Technologies, Inc.(a)	63,590	1,430,775
Orthofix International NV(a)	59,920	2,831,220

		26,020,962

Health Care Providers & Services–2.7%
Amedisys, Inc.(a)	63,420	3,548,983
Chemed Corp.	24,240	4,897,692
HealthSouth Corp.	38,530	1,785,865
LHC Group, Inc.(a)	40,970	2,905,592
Molina Healthcare, Inc.(a)	60,060	4,129,726
Owens & Minor, Inc.	19,700	575,240
PharMerica Corp.(a)	43,150	1,264,295
WellCare Health Plans, Inc.(a)	25,720	4,417,153

		23,524,546

Health Care Technology–0.3%
Quality Systems, Inc.(a)	183,550	2,887,242

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Life Sciences Tools & Services–0.5%
Enzo Biochem, Inc.(a)	85,950	$899,896
INC Research Holdings, Inc.–Class A(a)	22,310	1,166,813
PRA Health Sciences, Inc.(a)	31,370	2,389,453

		4,456,162

Pharmaceuticals–1.7%
Aerie Pharmaceuticals, Inc.(a)	28,210	1,371,006
Catalent, Inc.(a)	72,810	2,906,575
Corcept Therapeutics, Inc.(a)	126,060	2,432,958
Impax Laboratories, Inc.(a)	90,520	1,837,556
Innoviva, Inc.(a)	149,790	2,115,035
Intersect ENT, Inc.(a)	38,170	1,188,995
Phibro Animal Health Corp.–Class A	48,720	1,805,076
Supernus Pharmaceuticals, Inc.(a)	44,770	1,790,800

		15,448,001

		121,489,700

Consumer Discretionary–13.4%
Auto Components–2.4%
American Axle & Manufacturing Holdings, Inc.(a)	142,270	2,501,107
Cooper Tire & Rubber Co.	45,300	1,694,220
Cooper-Standard Holdings, Inc.(a)	40,020	4,641,119
Dana, Inc.	119,370	3,337,585
Dorman Products, Inc.(a)	20,660	1,479,669
LCI Industries	14,610	1,692,569
Stoneridge, Inc.(a)	82,530	1,634,919
Superior Industries International, Inc.	33,650	560,273
Tenneco, Inc.	67,900	4,119,493

		21,660,954

Automobiles–0.3%
Thor Industries, Inc.	22,590	2,844,307

Diversified Consumer Services–1.7%
Adtalem Global Education, Inc.	74,940	2,686,599
Grand Canyon Education, Inc.(a)	31,500	2,860,830
Houghton Mifflin Harcourt Co.(a)	76,110	917,126
K12, Inc.(a)	145,510	2,595,898
Sotheby’s(a)	51,040	2,353,454
Strayer Education, Inc.	36,820	3,213,281
Weight Watchers International, Inc.(a)	8,450	367,998

		14,995,186

Hotels, Restaurants & Leisure–2.5%
Brinker International, Inc.	35,600	1,134,216
Churchill Downs, Inc.	10,300	2,123,860
Cracker Barrel Old Country Store, Inc.	9,450	1,432,809
Denny’s Corp.(a)	230,290	2,867,110
Papa John’s International, Inc.	22,770	1,663,804
Pinnacle Entertainment, Inc.(a)	145,900	3,109,129
Red Robin Gourmet Burgers, Inc.(a)	48,340	3,238,780
Ruth’s Hospitality Group, Inc.	124,710	2,612,675
Scientific Games Corp.–Class A(a)	36,810	1,687,739
Texas Roadhouse, Inc.–Class A	44,910	2,206,877

		22,076,999

Household Durables–1.6%
Beazer Homes USA, Inc.(a)	92,900	$1,740,946
CalAtlantic Group, Inc.	25,400	930,402
Ethan Allen Interiors, Inc.	94,480	3,061,152
Flexsteel Industries, Inc.	29,810	1,511,367
Hooker Furniture Corp.	21,690	1,035,697
KB Home	78,930	1,903,792
MDC Holdings, Inc.	72,280	2,400,419
NACCO Industries, Inc.–Class A	13,310	1,141,998

		13,725,773

Internet & Direct Marketing Retail–0.4%
HSN, Inc.	35,390	1,381,979
Nutrisystem, Inc.	35,910	2,007,369

		3,389,348

Media–0.4%
AMC Entertainment Holdings, Inc.–Class A	78,940	1,160,418
Gray Television, Inc.(a)	59,340	931,638
Regal Entertainment Group–Class A	104,150	1,666,400

		3,758,456

Multiline Retail–0.4%
Big Lots, Inc.	54,510	2,920,101
Ollie’s Bargain Outlet Holdings, Inc.(a)	20,470	949,808

		3,869,909

Specialty Retail–2.9%
Aaron’s, Inc.	89,520	3,905,758
Caleres, Inc.	105,970	3,234,204
Children’s Place, Inc. (The)	15,230	1,799,424
Citi Trends, Inc.	27,150	539,470
Five Below, Inc.(a)	56,920	3,123,770
Group 1 Automotive, Inc.	21,420	1,552,093
Michaels Cos., Inc. (The)(a)	136,380	2,928,079
Pier 1 Imports, Inc.	231,050	968,099
RH(a)	21,260	1,495,003
Sally Beauty Holdings, Inc.(a)	81,970	1,604,973
Select Comfort Corp.(a)	92,380	2,868,399
Williams-Sonoma, Inc.	27,730	1,382,618

		25,401,890

Textiles, Apparel & Luxury Goods–0.8%
Deckers Outdoor Corp.(a)	26,930	1,842,281
Vera Bradley, Inc.(a)	65,890	580,491
Wolverine World Wide, Inc.	148,440	4,282,494

		6,705,266

		118,428,088

Real Estate–6.2%
Equity Real Estate Investment Trusts (REITs)–5.6%
Ashford Hospitality Prime, Inc.	52,800	501,600
CareTrust REIT, Inc.	54,340	1,034,634
CBL & Associates Properties, Inc.	171,940	1,442,577
Chesapeake Lodging Trust	49,360	1,331,239
CoreCivic, Inc.	64,360	1,722,917
CorEnergy Infrastructure Trust, Inc.	45,690	1,615,142

2017 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Cousins Properties, Inc.	229,010	$2,138,953
Education Realty Trust, Inc.	27,840	1,000,291
First Industrial Realty Trust, Inc.	107,130	3,223,542
Gramercy Property Trust	83,673	2,531,108
Independence Realty Trust, Inc.	127,670	1,298,404
InfraREIT, Inc.	126,550	2,830,923
iStar, Inc.(a)	235,370	2,777,366
MedEquities Realty Trust, Inc.	158,782	1,865,689
Medical Properties Trust, Inc.	124,010	1,628,251
Monmouth Real Estate Investment Corp.–Class A	83,465	1,351,298
National Health Investors, Inc.	21,800	1,684,922
One Liberty Properties, Inc.	39,930	972,695
Potlatch Corp.	36,000	1,836,000
Preferred Apartment Communities, Inc.–Class A	98,250	1,854,960
Ryman Hospitality Properties, Inc.	45,660	2,853,293
Select Income REIT	36,130	846,165
STAG Industrial, Inc.	68,900	1,892,683
Summit Hotel Properties, Inc.	129,550	2,071,505
Sunstone Hotel Investors, Inc.	186,840	3,002,519
UMH Properties, Inc.	107,040	1,664,472
Xenia Hotels & Resorts, Inc.	131,680	2,771,864

		49,745,012

Real Estate Management & Development–0.6%
HFF, Inc.–Class A	50,030	1,979,187
RE/MAX Holdings, Inc.–Class A	22,300	1,417,165
RMR Group, Inc. (The)–Class A	32,570	1,672,469

		5,068,821

		54,813,833

Energy–4.5%
Energy Equipment & Services–1.1%
C&J Energy Services, Inc.(a)	41,620	1,247,351
Forum Energy Technologies, Inc.(a)	85,220	1,354,998
McDermott International, Inc.(a)	283,500	2,061,045
Patterson-UTI Energy, Inc.	80,240	1,680,226
RPC, Inc.	123,650	3,065,284

		9,408,904

Oil, Gas & Consumable Fuels–3.4%
CVR Energy, Inc.	109,150	2,826,985
Delek US Holdings, Inc.	35,390	945,975
HollyFrontier Corp.	76,460	2,750,266
Matador Resources Co.(a)	120,450	3,270,218
Oasis Petroleum, Inc.(a)	540,970	4,933,646
Par Pacific Holdings, Inc.(a)	106,330	2,211,664
Peabody Energy Corp.(a)	55,090	1,598,161
QEP Resources, Inc.(a)	370,910	3,178,699
Renewable Energy Group, Inc.(a)	51,300	623,295
REX American Resources Corp.(a)	29,780	2,794,257
SM Energy Co.	55,250	980,135
SRC Energy, Inc.(a)	348,990	3,374,733
World Fuel Services Corp.	28,010	949,819

		30,437,853

		39,846,757

Materials–4.1%
Chemicals–2.0%
AdvanSix, Inc.(a)	13,400	$532,650
Huntsman Corp.	113,830	3,121,219
Innophos Holdings, Inc.	36,880	1,814,127
Innospec, Inc.	17,670	1,089,355
KMG Chemicals, Inc.	29,430	1,615,118
Koppers Holdings, Inc.(a)	28,820	1,330,043
Kronos Worldwide, Inc.	50,940	1,162,960
Orion Engineered Carbons SA	39,610	889,245
Rayonier Advanced Materials, Inc.	91,310	1,250,947
Stepan Co.	24,680	2,064,729
Trinseo SA	37,610	2,523,631

		17,394,024

Containers & Packaging–0.3%
Graphic Packaging Holding Co.	210,260	2,933,127

Metals & Mining–1.0%
Cleveland-Cliffs, Inc.(a)	338,350	2,419,202
Commercial Metals Co.	68,550	1,304,507
Schnitzer Steel Industries, Inc.–Class A	34,727	977,565
Worthington Industries, Inc.	96,170	4,423,820

		9,125,094

Paper & Forest Products–0.8%
Boise Cascade Co.(a)	43,430	1,515,707
Louisiana-Pacific Corp.(a)	189,980	5,144,659

		6,660,366

		36,112,611

Utilities–3.4%
Electric Utilities–1.7%
ALLETE, Inc.	39,900	3,083,871
MGE Energy, Inc.	35,690	2,305,574
Otter Tail Corp.	41,820	1,812,897
PNM Resources, Inc.	66,890	2,695,667
Portland General Electric Co.	67,530	3,082,069
Spark Energy, Inc.	140,810	2,112,150

		15,092,228

Gas Utilities–0.9%
New Jersey Resources Corp.	50,290	2,119,723
Northwest Natural Gas Co.	31,720	2,042,768
ONE Gas, Inc.	40,640	2,992,730
Southwest Gas Holdings, Inc.	10,227	793,820

		7,949,041

Independent Power and Renewable Electricity Producers–0.5%
Dynegy, Inc.(a)	140,360	1,374,124
Ormat Technologies, Inc.	47,630	2,907,812

		4,281,936

Multi-Utilities–0.3%
NorthWestern Corp.	42,860	2,440,448

		29,763,653

16	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Staples–2.4%
Beverages–0.4%
Boston Beer Co., Inc. (The)–Class A(a)	9,410	$1,469,842
National Beverage Corp.	19,200	2,381,760

		3,851,602

Food Products–1.2%
Darling Ingredients, Inc.(a)	92,300	1,617,096
Fresh Del Monte Produce, Inc.	23,220	1,055,581
John B Sanfilippo & Son, Inc.	29,437	1,981,405
Sanderson Farms, Inc.	35,600	5,750,112

		10,404,194

Household Products–0.3%
Central Garden & Pet Co.–Class A(a)	64,010	2,380,532

Personal Products–0.1%
Natural Health Trends Corp.	58,900	1,407,710

Tobacco–0.4%
Universal Corp./VA	15,970	915,081
Vector Group Ltd.	122,525	2,508,076

		3,423,157

		21,467,195

Telecommunication Services–0.4%
Diversified Telecommunication Services–0.1%
Vonage Holdings Corp.(a)	139,750	$1,137,565

Wireless Telecommunication Services–0.3%
Shenandoah Telecommunications Co.	35,630	1,325,436
Spok Holdings, Inc.	87,930	1,349,726

		2,675,162

		3,812,727

Total Common Stocks (cost $768,782,559)		880,926,235

SHORT-TERM INVESTMENTS–0.5%
Investment Companies–0.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.83%(b)(c)(d) (cost $5,089,963)	5,089,963	5,089,963

Total Investments—100.0% (cost $773,872,522)		886,016,198

Other assets less liabilities—0.0%		(442,116)

Net Assets—100.0%		$885,574,082

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Russell 2000 Mini Futures	238	December 2017	USD	12	$16,865,182	$17,765,510	$900,328

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

2017 Annual Report	17

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Industrials–19.8%
Aerospace & Defense–1.3%
Saab AB–Class B	179,624	$9,130,132
Senior PLC	1,410,391	5,216,361

		14,346,493

Air Freight & Logistics–0.2%
Oesterreichische Post AG	28,227	1,303,100
Panalpina Welttransport Holding AG	8,500	1,246,265

		2,549,365

Airlines–1.3%
Aeroflot PJSC (GDR)(a)	65,590	1,061,542
Air Canada(b)	308,792	6,493,851
Air France-KLM(b)	89,680	1,414,258
Air New Zealand Ltd.	524,520	1,277,780
Qantas Airways Ltd.	791,789	3,626,649

		13,874,080

Building Products–2.5%
DIRTT Environmental Solutions(b)	685,713	3,011,586
dormakaba Holding AG(b)	9,874	10,072,983
Kingspan Group PLC	152,176	6,471,250
Sankyo Tateyama, Inc.	83,200	1,182,569
Schweiter Technologies AG	950	1,219,426
Tarkett SA	109,620	4,938,286

		26,896,100

Commercial Services & Supplies–1.8%
Kokuyo Co., Ltd.	353,681	5,994,841
Loomis AB–Class B	108,397	4,307,985
Rentokil Initial PLC	2,011,345	8,104,259
Transcontinental, Inc.–Class A	26,220	541,947

		18,949,032

Construction & Engineering–2.4%
Arcadis NV	60,430	1,302,378
Burkhalter Holding AG	9,240	1,178,792
FLSmidth & Co. A/S	76,579	5,069,280
Galliford Try PLC	68,140	1,235,391
John Laing Group PLC(a)	811,866	3,102,691
Koninklijke Volkerwessels NV(b)	127,841	3,936,033
Kyudenko Corp.	176,600	6,849,779
Mirait Holdings Corp.	101,100	1,216,430
Wilson Bayly Holmes-Ovcon Ltd.	113,623	1,238,308

		25,129,082

Electrical Equipment–2.1%
Chiyoda Integre Co., Ltd.	56,100	1,315,380
Kung Long Batteries Industrial Co., Ltd.	217,900	1,061,128
Company	Shares	U.S. $ Value

Melrose Industries PLC	2,180,538	$6,220,939
Nitto Kogyo Corp.	51,600	912,799
Philips Lighting NV(a)	36,580	1,476,438
TKH Group NV	176,176	11,444,102
Zumtobel Group AG	25,380	440,913

		22,871,699

Industrial Conglomerates–1.0%
Rheinmetall AG	82,323	9,284,783
TOKAI Holdings Corp.	160,000	1,237,369

		10,522,152

Machinery–4.8%
Biesse SpA	32,414	1,434,723
Bobst Group SA	10,900	1,199,677
Bodycote PLC	379,766	4,666,306
Duerr AG	48,706	6,522,007
Fenner PLC	285,903	1,292,038
Harmonic Drive Systems, Inc.	184,200	9,533,429
IHI Corp.	225,235	7,851,387
Industria Macchine Automatiche SpA	13,863	1,317,020
Komax Holding AG	4,173	1,201,243
Makino Milling Machine Co., Ltd.	435,947	3,875,648
Nabtesco Corp.	144,029	5,358,854
Rational AG	1,991	1,370,468
Syncmold Enterprise Corp.	459,000	1,051,682
Tadano Ltd.	396,700	4,639,865

		51,314,347

Professional Services–0.9%
Amadeus Fire AG	13,730	1,277,428
Applus Services SA	99,530	1,246,541
Staffline Group PLC	71,170	1,111,034
Teleperformance	39,234	5,853,261

		9,488,264

Road & Rail–0.5%
Go-Ahead Group PLC	26,585	606,675
National Express Group PLC	742,260	3,519,988
Stagecoach Group PLC	455,470	1,042,001

		5,168,664

Trading Companies & Distributors–1.0%
Daiichi Jitsugyo Co., Ltd.	40,400	1,171,602
Diploma PLC	142,882	2,037,154
Howden Joinery Group PLC	251,030	1,450,659
Nishio Rent All Co., Ltd.	111,000	3,700,600
SIG PLC	573,710	1,368,046
Yuasa Trading Co., Ltd.	38,300	1,353,864

		11,081,925

		212,191,203

Consumer Discretionary–19.0%
Auto Components–3.9%
Aisan Industry Co., Ltd.	134,100	1,290,138
Apollo Tyres Ltd.	1,521,288	5,741,413

18	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Brembo SpA	82,965	$1,404,368
Cie Plastic Omnium SA	130,669	5,589,751
Faurecia	92,018	6,385,675
Hankook Tire Co., Ltd.	171,514	9,031,965
Hota Industrial Manufacturing Co., Ltd.	611,000	2,888,409
Kasai Kogyo Co., Ltd.	85,400	1,296,223
Nexteer Automotive Group Ltd.(b)	4,231,000	7,294,018
Tianneng Power International Ltd.	1,112,000	1,152,181

		42,074,141

Diversified Consumer Services–1.3%
IDP Education Ltd.	369,190	1,636,198
Minsheng Education Group Co., Ltd.(a)(b)	15,554,000	3,662,444
Navitas Ltd.	137,581	489,710
Tarena International, Inc. (ADR)	554,955	8,074,595

		13,862,947

Hotels, Restaurants & Leisure–2.0%
Alsea SAB de CV	1,532,090	5,652,159
CVC Brasil Operadora e Agencia de Viagens SA	486,119	6,285,327
Jollibee Foods Corp.	576,630	2,767,453
NH Hotel Group SA	705,340	4,730,864
Plenus Co., Ltd.	36,000	795,499
Round One Corp.	111,500	1,500,461

		21,731,763

Household Durables–1.4%
Crompton Greaves Consumer Electricals Ltd.	1,095,350	3,501,242
De’ Longhi SpA	26,959	868,446
Dorel Industries, Inc.–Class B	53,900	1,289,885
Fujitsu General Ltd.	163,240	3,303,764
Hisense Kelon Electrical Holdings Co., Ltd.–Class H	719,000	789,177
SodaStream International Ltd.(b)	65,150	4,329,217
Token Corp.	8,900	1,061,093

		15,142,824

Internet & Direct Marketing Retail–1.1%
Belluna Co., Ltd.	385,155	4,063,652
GS Home Shopping, Inc.	6,321	1,199,439
Yoox Net-A-Porter Group SpA(b)	162,080	6,361,452

		11,624,543

Leisure Products–1.1%
Amer Sports Oyj(b)	221,405	5,877,912
Technogym SpA(a)	688,990	6,111,219

		11,989,131

Media–2.2%
APG SGA SA	2,480	1,034,174
Atresmedia Corp. de Medios de Comunicacion SA	234,370	2,465,727
Cogeco, Inc.	19,460	1,277,006
Corus Entertainment, Inc.–Class B	117,920	1,226,689
IPSOS	33,631	1,164,035

Loen Entertainment, Inc.	34,103	$2,602,350
Media Prima Bhd	5,601,500	1,067,900
Mediaset Espana Comunicacion SA	106,190	1,200,033
Megacable Holdings SAB de CV	1,415,517	5,896,044
Toei Animation Co., Ltd.	49,600	5,127,809

		23,061,767

Multiline Retail–0.9%
Poya International Co., Ltd.	40,602	485,876
Seria Co., Ltd.	171,000	9,507,378

		9,993,254

Specialty Retail–1.9%
Ace Hardware Indonesia Tbk PT	35,442,800	3,197,194
Clas Ohlson AB–Class B	48,387	897,057
Delek Automotive Systems Ltd.	105,010	784,630
EDION Corp.	110,500	1,036,421
Geo Holdings Corp.	88,200	1,275,396
Giordano International Ltd.	2,076,000	1,246,807
Halfords Group PLC	241,821	1,135,760
JD Sports Fashion PLC	112,240	562,734
KappAhl AB	190,760	1,201,651
Maisons du Monde SA(a)	101,340	4,454,986
Mobilezone Holding AG	77,059	970,847
Senao International Co., Ltd.	647,000	1,101,660
T-Gaia Corp.	64,300	1,250,415
Valora Holding AG	3,302	1,155,964

		20,271,522

Textiles, Apparel & Luxury Goods–3.2%
China Lilang Ltd.	1,063,000	886,902
Eclat Textile Co., Ltd.	661,312	8,066,339
HUGO BOSS AG	96,773	8,538,979
LF Corp.	48,170	1,078,762
Li Ning Co., Ltd.(b)	6,154,000	5,508,708
Safilo Group SpA(b)	91,430	611,928
Taiwan Paiho Ltd.	1,241,000	5,719,206
Welspun India Ltd.	3,786,587	3,947,134

		34,357,958

		204,109,850

Information Technology–15.5%
Communications Equipment–0.1%
VTech Holdings Ltd.	94,800	1,386,314

Electronic Equipment, Instruments & Components–3.9%
Daiwabo Holdings Co., Ltd.	30,100	1,271,037
Electrocomponents PLC	172,130	1,434,211
FIT Hon Teng Ltd.(a)(b)	12,286,400	7,911,387
General Interface Solution Holding Ltd.	94,000	938,252
Hollysys Automation Technologies Ltd.	264,780	5,721,896
Inficon Holding AG(b)	2,240	1,458,387
Kaga Electronics Co., Ltd.	47,800	1,414,468
Kingboard Chemical Holdings Ltd.	903,500	4,811,846
LG Innotek Co., Ltd.	34,945	4,720,025
Merry Electronics Co., Ltd.	565,000	3,572,704

2017 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Smart Metering Systems PLC	359,270	$3,345,880
Test Research, Inc.	535,000	738,060
Tongda Group Holdings Ltd.	17,300,000	4,664,292

		42,002,445

Internet Software & Services–0.9%
Addcn Technology Co., Ltd.	99,000	761,419
Dip Corp.	181,100	4,140,409
Moneysupermarket.com Group PLC	292,588	1,247,385
NetEnt AB(b)	434,950	3,374,976

		9,524,189

IT Services–3.1%
Alten SA	100,793	9,114,429
GMO Payment Gateway, Inc.	109,200	6,840,993
Larsen & Toubro Infotech Ltd.(a)	106,440	1,310,212
NEC Networks & System Integration Corp.	52,800	1,261,441
NET One Systems Co., Ltd.	63,500	672,441
Nihon Unisys Ltd.	438,748	7,018,634
Vakrangee Ltd.	892,370	6,753,810

		32,971,960

Semiconductors & Semiconductor Equipment–6.6%
ASM International NV	82,470	5,215,284
BE Semiconductor Industries NV	21,632	1,505,688
Disco Corp.	35,000	7,133,186
Elite Advanced Laser Corp.	163,920	610,023
Macronix International(b)	6,169,311	9,449,733
Melexis NV	14,810	1,434,240
Realtek Semiconductor Corp.	1,120,000	3,869,221
SCREEN Holdings Co., Ltd.	71,535	4,969,185
Silergy Corp.	443,000	10,172,155
Siltronic AG(b)	117,792	14,649,435
SUMCO Corp.	359,452	5,671,418
Ulvac, Inc.	67,217	4,236,153
X-Fab Silicon Foundries SE(a)(b)	236,336	2,064,216

		70,979,937

Software–0.3%
Cheetah Mobile, Inc. (ADR)(b)	93,390	785,410
Soft-World International Corp.	428,000	934,634
WiseTech Global Ltd.	197,047	1,345,963

		3,066,007

Technology Hardware, Storage & Peripherals–0.6%
Aten International Co., Ltd.	413,000	1,060,446
Gigabyte Technology Co., Ltd.	757,000	956,438
Logitech International SA	41,830	1,528,225
Neopost SA	27,630	1,073,987
Riso Kagaku Corp.	49,700	904,861
Roland DG Corp.	35,300	905,592
Spigen Korea Co., Ltd.	12,670	454,063

		6,883,612

		166,814,464

Materials–10.0%
Chemicals–4.1%
Air Water, Inc.	204,056	$3,767,832
Arkema SA	48,453	5,945,274
Borregaard ASA	292,099	3,275,559
China General Plastics Corp.	1,109,590	1,105,987
Chugoku Marine Paints Ltd.	155,500	1,300,885
Dynasty Ceramic PCL	5,932,800	708,022
Gurit Holding AG(b)	1,060	1,216,151
Kumho Petrochemical Co., Ltd.	73,261	4,628,249
LANXESS AG	85,566	6,757,251
Nantex Industry Co., Ltd.	888,950	648,710
Nippon Shokubai Co., Ltd.	63,288	4,473,447
Scapa Group PLC	339,817	2,012,667
Ube Industries Ltd.	48,800	1,412,251
Victrex PLC	217,010	6,901,127

		44,153,412

Construction Materials–0.4%
CSR Ltd.	1,133,679	4,221,516

Containers & Packaging–0.6%
Cascades, Inc.	89,910	1,077,983
Mpact Ltd.	260,367	494,243
Nampak Ltd.(b)	3,512,000	4,565,503

		6,137,729

Metals & Mining–4.4%
Asahi Holdings, Inc.	62,000	1,277,330
Bekaert SA	95,970	4,607,336
BlueScope Steel Ltd.	396,087	3,421,602
Boliden AB	120,664	4,092,843
CAP SA	106,140	1,107,860
Detour Gold Corp.(b)	184,939	2,039,480
Gerdau SA (Preference Shares)	965,066	3,364,011
Granges AB	613,579	7,032,689
Lucara Diamond Corp.	575,770	1,116,701
Lundin Mining Corp.	711,341	4,880,047
Nippon Denko Co., Ltd.	316,300	1,262,401
Nippon Light Metal Holdings Co., Ltd.	449,400	1,279,980
Northern Star Resources Ltd.	346,330	1,339,851
Sims Metal Management Ltd.	119,692	1,271,477
Syrah Resources Ltd.(b)	635,539	1,720,762
Toyo Kohan Co., Ltd.	248,400	1,159,024
Western Areas Ltd.	810,869	1,661,387
Yamato Kogyo Co., Ltd.	165,500	4,486,004

		47,120,785

Paper & Forest Products–0.5%
Canfor Corp.(b)	47,600	894,205
Century Plyboards India Ltd.	272,890	1,041,196
Nippon Paper Industries Co., Ltd.	69,000	1,283,725
Norbord, Inc.	38,830	1,478,512
Western Forest Products, Inc.	402,130	860,499

		5,558,137

		107,191,579

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Staples–9.4%
Beverages–1.6%
Britvic PLC	97,550	$988,573
Fevertree Drinks PLC	193,010	5,662,209
Refresco Group NV(a)	66,130	1,333,383
Royal Unibrew A/S	94,297	5,166,959
Sapporo Holdings Ltd.	135,711	3,658,461

		16,809,585

Food & Staples Retailing–2.5%
Ain Holdings, Inc.	97,800	6,743,779
cocokara fine, Inc.	125,714	7,171,882
Lenta Ltd. (GDR)(a)(b)	507,220	3,134,620
MARR SpA	60,184	1,586,553
Rami Levy Chain Stores Hashikma Marketing 206 Ltd.	26,170	1,336,337
Tsuruha Holdings, Inc.	57,700	6,898,947

		26,872,118

Food Products–2.8%
Century Pacific Food, Inc.	4,164,200	1,385,348
Costa Group Holdings Ltd.	326,310	1,433,587
Dongwon F&B Co., Ltd.	2,732	471,550
Health and Happiness H&H International Holdings Ltd.(b)	1,317,500	6,451,486
Industrias Bachoco SAB de CV	801,117	4,439,798
Nichirei Corp.	189,422	4,752,758
Salmar ASA	34,640	979,623
Sao Martinho SA	877,731	4,930,248
Scandi Standard AB	130,414	956,701
Thai Vegetable Oil PCL	560,600	483,276
Yihai International Holding Ltd.	4,918,000	3,945,295

		30,229,670

Household Products–0.5%
Pigeon Corp.	151,700	5,185,976

Personal Products–1.6%
Cosmax, Inc.	62,657	6,950,154
Emami Ltd.	226,474	3,782,183
Oriflame Holding AG	26,940	920,132
TCI Co., Ltd.	927,380	5,853,232

		17,505,701

Tobacco–0.4%
Scandinavian Tobacco Group A/S(a)	268,374	4,761,148

		101,364,198

Financials–9.3%
Banks–4.0%
77 Bank Ltd. (The)	110,295	2,730,049
Banco Macro SA (ADR)	37,732	4,427,850
Banregio Grupo Financiero SAB de CV	418,360	2,491,551
BGEO Group PLC	137,440	6,001,459
Dah Sing Financial Holdings Ltd.	536,000	3,649,221
Hachijuni Bank Ltd. (The)	356,206	2,228,746
Israel Discount Bank Ltd.–Class A(b)	1,833,150	4,623,413

Miyazaki Bank Ltd. (The)	26,600	$965,390
Nordax Group AB(a)	647,430	3,815,472
SpareBank 1 Nord Norge	161,390	1,252,414
SpareBank 1 SMN	292,480	2,989,001
SpareBank 1 SR-Bank ASA	421,868	4,542,053
Tochigi Bank Ltd. (The)	184,700	788,526
Toho Bank Ltd. (The)	145,400	547,206
TOMONY Holdings, Inc.	193,700	877,384
Towa Bank Ltd. (The)	116,700	1,250,876

		43,180,611

Capital Markets–1.9%
Anima Holding SpA(a)	343,810	2,778,384
AURELIUS Equity Opportunities SE & Co. KGaA	21,650	1,423,724
Burford Capital Ltd.	274,868	3,812,143
Euronext NV(a)	24,892	1,515,383
Gluskin Sheff & Associates, Inc.	87,256	1,314,697
Intermediate Capital Group PLC	456,247	5,728,724
Kyokuto Securities Co., Ltd.	77,000	1,047,294
Vontobel Holding AG	41,410	2,664,193

		20,284,542

Consumer Finance–1.2%
Bharat Financial Inclusion Ltd.(b)	533,550	7,751,668
Credito Real SAB de CV SOFOM ER	654,930	1,110,612
Equitas Holdings Ltd./India(a)(b)	1,309,970	3,058,020
Jaccs Co., Ltd.	49,200	1,216,682

		13,136,982

Diversified Financial Services–0.1%
NICE Information Service Co., Ltd.	171,030	1,234,120

Insurance–1.2%
ASR Nederland NV	159,995	6,400,027
Beazley PLC	594,870	3,826,164
UNIQA Insurance Group AG	128,075	1,341,579
Wuestenrot & Wuerttembergische AG	47,090	1,281,077

		12,848,847

Thrifts & Mortgage Finance–0.9%
Deutsche Pfandbriefbank AG(a)	92,500	1,386,556
Genworth MI Canada, Inc.	45,041	1,336,700
Genworth Mortgage Insurance Australia Ltd.	444,326	974,420
LIC Housing Finance Ltd.	483,440	4,650,018
OneSavings Bank PLC	196,280	1,060,214

		9,407,908

		100,093,010

Real Estate–4.4%
Equity Real Estate Investment Trusts (REITs)–1.6%
Abacus Property Group	282,940	839,702
Allied Properties Real Estate Investment Trust	90,194	2,879,847
Dream Global Real Estate Investment Trust	96,200	848,858
Frasers Commercial Trust	754,700	768,310

2017 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Granite Real Estate Investment Trust (Toronto)	89,425	$3,588,467
Ichigo Office REIT Investment	1,181	797,654
Immobiliare Grande Distribuzione SIIQ SpA	818,981	854,219
Killam Apartment Real Estate Investment Trust	326,108	3,447,297
Rebosis Property Fund Ltd.	975,170	795,910
Safestore Holdings PLC	142,020	831,695
Soilbuild Business Space REIT	1,514,500	781,562
Sunlight Real Estate Investment Trust	1,245,000	807,229

		17,240,750

Real Estate Management & Development–2.8%
ADO Properties SA(a)	106,241	5,256,760
CA Immobilien Anlagen AG	323,680	9,296,148
China Overseas Property Holdings Ltd.	5,475,000	1,313,897
Colliers International Group, Inc.	26,540	1,316,631
DIC Asset AG	73,950	817,861
Dongwon Development Co., Ltd.	257,356	1,235,830
FirstService Corp.	19,920	1,308,949
Inmobiliaria Colonial Socimi SA	360,187	3,577,100
Korea Real Estate Investment & Trust Co., Ltd.	177,280	513,285
Pakuwon Jati Tbk PT	47,683,500	2,163,276
Sansiri PCL	17,451,300	1,193,072
Watkin Jones PLC	489,220	1,435,664

		29,428,473

		46,669,223

Health Care–4.3%
Biotechnology–0.8%
BioGaia AB–Class B	30,400	1,130,916
Medy-Tox, Inc.	16,624	7,204,156

		8,335,072

Health Care Equipment & Supplies–0.1%
Microlife Corp.	286,000	692,059

Health Care Providers & Services–1.5%
Apollo Hospitals Enterprise Ltd.	141,430	2,179,101
Apollo Hospitals Enterprise Ltd. (GDR)(a)	155,480	2,401,389
China Pioneer Pharma Holdings Ltd.	3,267,000	1,087,383
Oriola Oyj–Class B	183,720	739,382
Raffles Medical Group Ltd.	4,428,600	3,672,951
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	2,482,400	6,081,960

		16,162,166

Health Care Technology–0.3%
EMIS Group PLC	79,490	982,615
NNIT A/S(a)	64,628	1,953,193

		2,935,808

Life Sciences Tools & Services–0.5%
Tecan Group AG	27,320	5,660,652

Pharmaceuticals–1.1%
Boiron SA	13,190	$1,176,990
China Shineway Pharmaceutical Group Ltd.	1,339,000	1,194,733
Dawnrays Pharmaceutical Holdings Ltd.	964,000	552,860
DongKook Pharmaceutical Co., Ltd.	16,775	849,911
Faes Farma SA	385,863	1,290,626
Samjin Pharmaceutical Co., Ltd.	35,409	1,009,907
Tsumura & Co.	123,447	4,449,134
Vectura Group PLC(b)	1,411,010	2,011,761

		12,535,922

		46,321,679

Energy–2.6%
Energy Equipment & Services–0.2%
Pason Systems, Inc.	40,057	602,902
TMK PJSC (GDR)(a)	432,020	2,062,895

		2,665,797

Oil, Gas & Consumable Fuels–2.4%
Aker BP ASA	405,357	7,853,947
Gran Tierra Energy, Inc.(b)	1,229,321	2,788,202
Hankook Shell Oil Co., Ltd.	2,919	994,148
Indo Tambangraya Megah Tbk PT	769,500	1,157,668
Itochu Enex Co., Ltd.	124,200	1,335,046
Parkland Fuel Corp.	66,927	1,361,336
Saras SpA	497,240	1,334,381
Showa Shell Sekiyu KK	432,176	4,982,092
VERBIO Vereinigte BioEnergie AG	55,160	538,499
Z Energy Ltd.	637,575	3,390,780

		25,736,099

		28,401,896

Utilities–1.7%
Electric Utilities–0.5%
Contact Energy Ltd.	1,143,474	4,547,106
Genesis Energy Ltd.	647,220	1,117,550

		5,664,656

Gas Utilities–0.2%
Ascopiave SpA	296,870	1,230,153
Superior Plus Corp.	84,237	853,340

		2,083,493

Independent Power and Renewable Electricity Producers–0.4%
Electric Power Development Co., Ltd.	152,972	3,842,779

Multi-Utilities–0.1%
Telecom Plus PLC	69,530	1,011,828

Water Utilities–0.5%
Pennon Group PLC	494,337	5,278,161

		17,880,917

22	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Telecommunication Services–1.6%
Diversified Telecommunication Services–1.2%
B Communications Ltd.(b)	54,240	$777,110
Com Hem Holding AB	417,365	5,975,082
TalkTalk Telecom Group PLC	433,080	1,216,946
TDC A/S	907,478	5,321,961

		13,291,099

Wireless Telecommunication Services–0.4%
SmarTone Telecommunications Holdings Ltd.	525,500	630,699
XL Axiata Tbk PT(b)	12,481,399	3,467,952

		4,098,651

		17,389,750

Total Common Stocks (cost $862,216,994)		1,048,427,769

INVESTMENT COMPANIES–0.4%
Funds and Investment Trusts–0.4%
iShares MSCI EAFE Small-Cap ETF(c) (cost $4,719,557)	77,180	$4,785,160

SHORT-TERM INVESTMENTS–2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio– Class AB, 0.83%(c)(d)(e) (cost $23,304,588)	23,304,588	23,304,588

Total Investments—100.2% (cost $890,241,139)		1,076,517,517

Other assets less liabilities—(0.2)%		(2,662,351)

Net Assets—100.0%		$1,073,855,166

FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	CNY	77,420	USD	11,799	11/16/17	$180,373
Bank of America, NA	CNY	14,032	USD	2,102	11/16/17	(4,081)
Bank of America, NA	USD	6,804	SEK	54,274	12/18/17	(110,682)
Barclays Bank PLC	KRW	11,154,303	USD	9,844	10/26/17	101,193
Barclays Bank PLC	CNY	12,694	USD	1,912	11/16/17	7,423
Barclays Bank PLC	TWD	282,613	USD	9,452	11/22/17	129,254
Barclays Bank PLC	USD	1,921	TWD	57,781	11/22/17	(14,862)
Barclays Bank PLC	INR	538,644	USD	8,348	11/29/17	160,822
Barclays Bank PLC	CAD	4,967	USD	3,987	12/18/17	4,394
Barclays Bank PLC	INR	504,996	USD	7,792	12/18/17	132,817
Barclays Bank PLC	KRW	3,955,743	USD	3,475	12/18/17	18,444
Barclays Bank PLC	MXN	77,101	USD	4,253	12/18/17	69,866
Barclays Bank PLC	NOK	25,542	USD	3,214	12/18/17	1,757
Barclays Bank PLC	TWD	260,799	USD	8,656	12/18/17	40,840
Barclays Bank PLC	USD	15,310	CAD	18,966	12/18/17	(102,871)
Barclays Bank PLC	USD	14,262	JPY	1,545,445	12/18/17	(477,037)
Barclays Bank PLC	USD	4,689	ZAR	61,463	12/18/17	(203,414)
Barclays Bank PLC	ZAR	14,332	USD	1,064	12/18/17	17,859
Citibank, NA	USD	3,111	KRW	3,523,511	10/26/17	(33,613)
Citibank, NA	USD	1,918	INR	125,801	11/29/17	(5,903)
Citibank, NA	NOK	8,602	USD	1,108	12/18/17	25,774
Citibank, NA	USD	2,798	AUD	3,562	12/18/17	(6,138)
Citibank, NA	USD	6,166	GBP	4,728	12/18/17	183,896
Royal Bank of Scotland PLC	USD	3,513	SGD	4,746	12/18/17	(10,813)
State Street Bank & Trust Co.	JPY	379,661	USD	3,382	12/18/17	(4,749)
State Street Bank & Trust Co.	SEK	71,597	USD	9,042	12/18/17	212,493

2017 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	USD	5,821	CAD	7,389	12/18/17	$103,329
State Street Bank & Trust Co.	USD	2,054	TRY	7,276	12/18/17	(56,539)
UBS AG	USD	11,941	AUD	15,007	12/18/17	(179,980)
UBS AG	USD	26,020	GBP	19,869	12/18/17	666,108

						$845,960

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $64,612,338 or 6.0% of net assets.
(b)	Non-income producing security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

24	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%
Financials–20.3%
Banks–15.8%
ABN AMRO Group NV (GDR)(a)	816,020	$24,435,093
Bank Hapoalim BM	3,360,940	23,518,610
Barclays PLC	7,376,490	19,127,105
BOC Hong Kong Holdings Ltd.	6,694,500	32,608,875
DBS Group Holdings Ltd.	3,605,600	55,504,824
DNB ASA	849,990	17,161,359
Erste Group Bank AG(b)	1,795,000	77,553,110
Hana Financial Group, Inc.	415,470	17,236,504
Intesa Sanpaolo SpA	6,873,740	24,335,158
Itausa–Investimentos Itau SA (Preference Shares)	12,929,857	45,029,860
Jyske Bank A/S	392,080	22,667,099
KB Financial Group, Inc.	1,461,970	71,927,630
Mitsubishi UFJ Financial Group, Inc.	6,985,900	45,421,138
Sberbank of Russia PJSC (Sponsored ADR)	1,851,353	26,412,130

		502,938,495

Capital Markets–1.0%
Partners Group Holding AG	48,090	32,648,192

Consumer Finance–0.6%
Samsung Card Co., Ltd.	590,966	19,056,153

Diversified Financial Services–0.8%
ORIX Corp.	1,633,100	26,365,127

Insurance–2.1%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	71,110	15,219,389
NN Group NV	835,700	34,996,082
Powszechny Zaklad Ubezpieczen SA	1,321,010	16,672,358

		66,887,829

		647,895,796

Information Technology–18.8%
Electronic Equipment, Instruments & Components–0.9%
Hon Hai Precision Industry Co., Ltd.	7,948,500	27,604,386

Internet Software & Services–4.2%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	308,850	53,341,484
NetEase, Inc. (ADR)	144,110	38,017,659
Tencent Holdings Ltd.	994,400	43,475,840

		134,834,983

IT Services–3.9%
Amadeus IT Group SA–Class A	254,560	16,556,255
Capgemini SE	725,910	85,094,472
Otsuka Corp.	357,600	22,934,862

		124,585,589

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–5.2%
ASML Holding NV	267,180	$45,655,071
Infineon Technologies AG	1,051,410	26,508,571
SCREEN Holdings Co., Ltd.	493,300	34,267,130
Taiwan Semiconductor Manufacturing Co., Ltd.	8,424,000	60,336,529

		166,767,301

Software–2.2%
Check Point Software Technologies Ltd.(b)	126,230	14,392,745
Constellation Software, Inc./Canada	85,950	46,892,088
Oracle Corp. Japan	118,200	9,290,751

		70,575,584

Technology Hardware, Storage & Peripherals–2.4%
Samsung Electronics Co., Ltd.	33,310	74,954,895

		599,322,738

Industrials–18.0%
Aerospace & Defense–1.9%
BAE Systems PLC	1,977,380	16,745,930
Saab AB–Class B	887,520	45,111,870

		61,857,800

Airlines–3.8%
Japan Airlines Co., Ltd.	1,926,800	65,224,719
Qantas Airways Ltd.	12,054,802	55,214,872

		120,439,591

Building Products–0.8%
Assa Abloy AB–Class B	1,076,100	24,637,724

Commercial Services & Supplies–0.9%
G4S PLC	8,117,570	30,285,592

Electrical Equipment–2.2%
Philips Lighting NV(a)	833,370	33,636,395
Vestas Wind Systems A/S	421,380	37,876,046

		71,512,441

Industrial Conglomerates–2.2%
Jardine Strategic Holdings Ltd.	805,500	34,838,591
Rheinmetall AG	304,480	34,340,716

		69,179,307

Machinery–1.9%
IHI Corp.	870,400	30,340,964
Kone Oyj–Class B	562,220	29,802,881

		60,143,845

Professional Services–2.1%
Adecco Group AG (REG)(b)	308,450	24,029,646
Intertek Group PLC	237,760	15,892,596
RELX NV	1,328,060	28,252,469

		68,174,711

2017 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Road & Rail–1.3%
Central Japan Railway Co.	228,060	$40,022,159

Transportation Infrastructure–0.9%
Aena SME SA(a)	153,390	27,721,744

		573,974,914

Consumer Discretionary–11.6%
Auto Components–0.5%
Continental AG	62,420	15,852,758

Automobiles–1.6%
Honda Motor Co., Ltd.	862,000	25,463,924
Peugeot SA	1,075,010	25,590,797

		51,054,721

Diversified Consumer Services–1.1%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	400,420	35,341,069

Hotels, Restaurants & Leisure–1.8%
China Lodging Group Ltd. (Sponsored ADR)(b)	182,560	21,691,779
InterContinental Hotels Group PLC	654,373	34,616,748

		56,308,527

Media–1.4%
CTS Eventim AG & Co. KGaA	521,250	22,773,620
I-CABLE Communications Ltd.(b)	978,362	32,779
REA Group Ltd.	441,090	23,233,829

		46,040,228

Specialty Retail–1.3%
Shimamura Co., Ltd.	347,700	41,708,264

Textiles, Apparel & Luxury Goods–3.9%
Eclat Textile Co., Ltd.	2,494,207	30,423,037
HUGO BOSS AG	636,750	56,185,039
Li Ning Co., Ltd.(b)	18,456,000	16,520,752
Yue Yuen Industrial Holdings Ltd.	5,244,500	20,010,474

		123,139,302

		369,444,869

Health Care–7.0%
Health Care Equipment & Supplies–1.6%
Cochlear Ltd.	400,280	50,068,720

Health Care Providers & Services–1.0%
Qualicorp SA	2,652,700	31,743,785

Pharmaceuticals–4.4%
Astellas Pharma, Inc.	2,367,100	30,127,343
Novo Nordisk A/S–Class B	688,890	33,120,956
Recordati SpA	899,680	41,517,312
Sanofi	370,470	36,879,040

		141,644,651

		223,457,156

Consumer Staples–6.9%
Beverages–1.0%
Pernod Ricard SA	224,540	$31,061,603

Food & Staples Retailing–0.7%
Tsuruha Holdings, Inc.	189,000	22,597,938

Food Products–1.1%
Salmar ASA	637,570	18,030,549
WH Group Ltd.(a)	16,152,000	17,201,917

		35,232,466

Household Products–2.8%
Pigeon Corp.	472,600	16,156,177
Reckitt Benckiser Group PLC	495,800	45,300,261
Unicharm Corp.	1,269,800	29,085,243

		90,541,681

Tobacco–1.3%
British American Tobacco PLC	477,880	29,917,059
Imperial Brands PLC	298,570	12,743,197

		42,660,256

		222,093,944

Telecommunication Services–4.4%
Diversified Telecommunication Services–4.4%
BT Group PLC	3,616,260	13,754,420
China Telecom Corp., Ltd.–Class H	60,052,000	30,896,045
China Unicom Hong Kong Ltd.(b)	16,474,000	23,031,850
Nippon Telegraph & Telephone Corp.	1,607,000	73,633,858

		141,316,173

Energy–3.2%
Oil, Gas & Consumable Fuels–3.2%
Caltex Australia Ltd.	646,530	16,312,861
China Petroleum & Chemical Corp.–Class H	37,766,000	28,463,529
JXTG Holdings, Inc.	7,643,000	39,408,991
Royal Dutch Shell PLC–Class B	581,740	17,909,507

		102,094,888

Materials–2.8%
Chemicals–1.9%
Asahi Kasei Corp.	1,312,000	16,167,079
Covestro AG(a)	348,920	30,024,798
Sinopec Shanghai Petrochemical Co., Ltd.–Class H	22,696,000	13,559,663

		59,751,540

Metals & Mining–0.9%
Agnico Eagle Mines Ltd.	325,940	14,730,320
Barrick Gold Corp.	860,000	13,837,400

		28,567,720

		88,319,260

26	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Real Estate–2.7%
Real Estate Management & Development–2.7%
City Developments Ltd.	1,799,100	$15,075,824
CK Asset Holdings Ltd.	4,866,500	40,456,819
Wharf Holdings Ltd. (The)	3,528,000	31,562,086

		87,094,729

Utilities–1.5%
Electric Utilities–1.5%
EDP–Energias de Portugal SA	6,557,670	24,726,972
Endesa SA	980,030	22,114,416

		46,841,388

Total Common Stocks (cost $2,764,630,336)		3,101,855,855

SHORT-TERM INVESTMENTS–2.6%
Investment Companies–2.6%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio– Class AB, 0.83%(c)(d)(e) (cost $81,233,576)	81,233,576	$81,233,576

Total Investments—99.8% (cost $2,845,863,912)		3,183,089,431

Other assets less liabilities—0.2%		7,128,757

Net Assets—100.0%		$3,190,218,188

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	HKD	810,680	USD	103,710	10/17/17	$(103,365)
Australia and New Zealand Banking Group Ltd.	USD	6,973	AUD	8,728	10/17/17	(127,977)
Australia and New Zealand Banking Group Ltd.	USD	7,920	EUR	6,607	10/17/17	(105,352)
Australia and New Zealand Banking Group Ltd.	USD	8,675	JPY	948,788	10/17/17	(237,369)
Bank of America, NA	BRL	32,955	USD	10,402	10/03/17	(2,792)
Bank of America, NA	USD	10,397	BRL	32,955	10/03/17	7,879
Bank of America, NA	USD	10,616	EUR	8,978	10/17/17	2,904
Bank of America, NA	USD	9,116	CLP	5,673,784	10/24/17	(254,530)
Bank of America, NA	TWD	952,000	USD	31,768	11/22/17	364,215
Barclays Bank PLC	CAD	13,239	USD	10,906	10/17/17	294,911
Barclays Bank PLC	CNY	30,023	USD	4,543	10/17/17	24,271
Barclays Bank PLC	CNY	38,046	USD	5,693	10/17/17	(32,561)
Barclays Bank PLC	JPY	8,413,521	USD	77,493	10/17/17	2,674,468
Barclays Bank PLC	SGD	41,405	USD	30,616	10/17/17	86,235
Barclays Bank PLC	SGD	6,596	USD	4,855	10/17/17	(8,927)
Barclays Bank PLC	USD	5,342	CAD	6,561	10/17/17	(83,493)
Barclays Bank PLC	USD	49,256	ZAR	640,888	10/17/17	(2,026,134)
Barclays Bank PLC	USD	30,169	KRW	34,014,757	10/26/17	(458,237)
Barclays Bank PLC	CNY	30,047	USD	4,530	11/16/17	20,300
Barclays Bank PLC	USD	16,995	IDR	228,239,433	11/16/17	(116,292)
Citibank, NA	BRL	47,792	USD	15,292	10/03/17	202,087
Citibank, NA	BRL	14,837	USD	4,683	10/03/17	(1,257)
Citibank, NA	USD	15,086	BRL	47,792	10/03/17	4,049
Citibank, NA	USD	4,741	BRL	14,837	10/03/17	(56,360)
Citibank, NA	AUD	2,760	USD	2,198	10/17/17	33,768
Citibank, NA	EUR	120,326	USD	143,638	10/17/17	1,318,160
Citibank, NA	GBP	2,984	USD	4,050	10/17/17	49,829

2017 Annual Report	27

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	ILS	75,114	USD	21,094	10/17/17	$(165,552)
Citibank, NA	USD	132,423	CHF	126,037	10/17/17	(2,146,807)
Citibank, NA	USD	150,329	GBP	115,231	10/17/17	4,151,662
Citibank, NA	USD	26,243	MXN	472,657	10/17/17	(347,409)
Citibank, NA	USD	7,393	TRY	25,772	10/17/17	(191,548)
Credit Suisse International	ILS	16,362	USD	4,554	10/17/17	(77,025)
Credit Suisse International	USD	938	EUR	782	10/17/17	(13,326)
Credit Suisse International	USD	7,584	GBP	5,616	11/15/17	(48,914)
Morgan Stanley & Co., Inc.	CHF	6,413	USD	6,621	10/17/17	(7,689)
Morgan Stanley & Co., Inc.	USD	600	EUR	502	10/17/17	(6,461)
Morgan Stanley & Co., Inc.	USD	4,070	JPY	449,961	10/17/17	(68,744)
Morgan Stanley & Co., Inc.	USD	4,723	CAD	5,843	11/15/17	(38,787)
Nomura Global Financial Products, Inc.	AUD	7,873	USD	6,262	10/17/17	87,822
Nomura Global Financial Products, Inc.	USD	5,924	AUD	7,376	10/17/17	(139,486)
Nomura Global Financial Products, Inc.	USD	14,732	EUR	12,322	10/17/17	(157,716)
Royal Bank of Scotland PLC	USD	121,680	CAD	150,612	10/17/17	(960,108)
State Street Bank & Trust Co.	GBP	11,305	USD	15,347	10/17/17	190,894
State Street Bank & Trust Co.	SGD	9,893	USD	7,284	10/17/17	(10,218)
State Street Bank & Trust Co.	USD	11,371	AUD	14,367	10/17/17	(102,779)
State Street Bank & Trust Co.	USD	1,632	EUR	1,380	10/17/17	489
State Street Bank & Trust Co.	USD	10,898	EUR	9,086	10/17/17	(151,577)
State Street Bank & Trust Co.	KRW	124,922,834	USD	110,069	10/26/17	953,600
State Street Bank & Trust Co.	CNY	315,094	USD	47,984	11/16/17	696,414
State Street Bank & Trust Co.	USD	47,158	INR	3,051,049	11/29/17	(784,144)
UBS AG	USD	6,907	KRW	7,855,811	10/26/17	(44,876)

						$2,086,145

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $133,019,947 or 4.2% of net assets.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

28	Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2017

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$880,926,235	$1,053,212,929	$3,101,855,855
Affiliated issuers	5,089,963	23,304,588	81,233,576
Foreign currencies, at value (a)	0	4,581,016	10,977,885
Cash	1,201,438	0	0
Cash collateral due from broker	719,950	0	903,000
Other asset	0	72,864	0
Receivables:
Unaffiliated dividends and interest	817,682	1,533,624	9,947,125
Affiliated dividends	4,301	21,075	61,198
Foreign withholding tax reclaims	0	964,946	2,388,993
Investment securities sold and foreign currency transactions	13,388,788	3,966,508	1,968,303
Capital shares sold	660,746	1,919,295	7,525,690
Variation margin on futures	3,570	0	0
Unrealized appreciation of forward currency exchange contracts	0	2,056,642	11,163,957

Total assets	902,812,673	1,091,633,487	3,228,025,582

LIABILITIES
Due to custodian	0	227,347	1,266,167
Cash collateral due to broker	0	0	250,000
Payables:
Investment securities purchased and foreign currency transactions	15,905,418	14,563,498	24,066,102
Management fee	557,781	900,918	2,140,425
Capital shares redeemed	537,436	352,600	355,203
Transfer Agent fee	21,812	16,616	30,925
Shareholder servicing fee	2,007	14,913	30,476
Accrued expenses	214,137	491,747	590,284
Unrealized depreciation of forward currency exchange contracts	0	1,210,682	9,077,812

Total liabilities	17,238,591	17,778,321	37,807,394

NET ASSETS	$885,574,082	$1,073,855,166	$3,190,218,188

Cost of investments
Unaffiliated issuers	$768,782,559	$866,936,551	$2,764,630,336
Affiliated issuers	5,089,963	23,304,588	81,233,576
NET ASSETS CONSIST OF:
Capital stock, at par	$7,232	$8,442	$25,078
Additional paid-in capital	728,604,383	854,324,696	2,759,693,001
Undistributed net investment income	1,344,703	7,032,602	26,829,322
Accumulated net realized gain on investment transactions and foreign currency transactions	42,573,760	25,431,816	64,313,501
Net unrealized appreciation/depreciation of:
Investments and futures transactions (b)	113,044,004	186,202,926	337,225,519
Foreign currency denominated assets and liabilities	0	854,684	2,131,767

	$885,574,082	$1,073,855,166	$3,190,218,188

(a) Cost: $0, $4,583,189 and $10,970,425, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $0, $73,452 and $0, respectively.

See Notes to Financial Statements.

2017 Annual Report	29

Statement of Assets and Liabilities—September 30, 2017 (continued)

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
SCB Class Shares
Net Assets	$10,276,396	$73,530,668	$152,724,891
Shares of capital stock outstanding	841,379	5,791,959	12,038,289

Net asset value and offering price per share	$12.21	$12.70	$12.69

Advisor Class Shares
Net Assets	$695,957,330	$608,323,806	$1,760,819,495
Shares of capital stock outstanding	56,831,723	47,815,419	138,461,912

Net asset value and offering price per share	$12.25	$12.72	$12.72

Class Z Shares
Net Assets	$179,340,356	$392,000,692	$1,276,673,802
Shares of capital stock outstanding	14,649,186	30,816,021	100,278,175

Net asset value and offering price per share	$12.24	$12.72	$12.73

See Notes to Financial Statements.

30	Bernstein Fund, Inc.

Statement of Operations—for the year ended September 30, 2017

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
INVESTMENT INCOME
Income:
Dividends
Unaffiliated issuers (a)	$9,805,612	$16,082,822	$47,438,071
Affiliated issuers	43,095	106,613	239,676

Total income	9,848,707	16,189,435	47,677,747

Expenses:
Management fee (see Note 2A)	6,453,037	8,071,244	15,502,375
Shareholder servicing fee (see Note 2B)	18,669	138,312	265,620
Custodian fee	168,911	274,804	366,242
Transfer Agent fee—Non-Retail Class	3,846	19,250	17,032
Transfer Agent fee—Advisor Class	326,932	158,184	160,686
Transfer Agent fee—Class Z	28,903	58,288	121,093
Recoupment of previously reimbursed expenses	161,882	27,230	426,793
Registration fees	85,776	95,747	268,622
Administrative	67,566	67,566	67,188
Auditing and tax fees	52,855	49,483	48,867
Printing fees	37,150	42,931	39,584
Directors’ fees and expenses	31,204	30,660	63,133
Organizational and offering expense	25,457	23,219	23,194
Legal fees	24,750	17,201	32,375
Miscellaneous	29,966	40,009	55,268

Total expenses	7,516,904	9,114,128	17,458,072
Less: expenses waived and reimbursed by the Manager (see Note 2A)	(83,907)	(135,392)	(1,017,181)

Net expenses	7,432,997	8,978,736	16,440,891

Net investment income	2,415,710	7,210,699	31,236,856

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	40,863,580	30,446,468	61,696,571
Forward currency exchange contracts	0	(349,402)	4,411,465
Futures	6,362,278	0	1,429,567
Foreign currency transactions	287	(491,316)	(3,279,907)

Net realized gain on investment transactions and foreign currency transactions	47,226,145	29,605,750	64,257,696

Net change in unrealized appreciation/depreciation of:
Investments (c)	71,126,626	122,228,764	255,004,045
Forward currency exchange contracts	0	637,607	2,790,935
Futures	391,585	0	296,238
Foreign currency denominated assets and liabilities	0	8,269	9,157

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	71,518,211	122,874,640	258,100,375

Net realized and unrealized gain on investment transactions and foreign currency transactions	118,744,356	152,480,390	322,358,071

Contributions from affiliates (see Note 2A)	0	2,415	0

Net increase in net assets resulting from operations	$121,160,066	$159,693,504	$353,594,927

(a) Net of foreign withholding taxes of $4,388, $1,904,509 and $5,063,252, respectively.

(b) Net of foreign capital gains taxes of $0, $69,872 and $0, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $0, $13,927 and $0, respectively.

See Notes to Financial Statements.

2017 Annual Report	31

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,415,710	$791,341	$7,210,699	$6,289,355
Net realized gain (loss) on investment transactions and foreign currency transactions	47,226,145	(4,539,159)	29,605,750	6,264,090
Net change in unrealized appreciation/depreciation of investments	71,518,211	41,525,793	122,874,640	64,182,970
Contributions from affiliates (see Note 2A)	0	0	2,415	0

Net increase in net assets resulting from operations	121,160,066	37,777,975	159,693,504	76,736,415

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(2,070,664)	(1,000)	(9,805,539)	0
Distributions from net realized gain on investment transactions	0	0	(7,197,353)	0

Total dividends and distributions to shareholders	(2,070,664)	(1,000)	(17,002,892)	0

Capital-share transactions:
Net proceeds from sales of shares	144,669,429	711,120,219	373,247,420	605,823,703
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,683,335	1,000	15,960,643	0

Total proceeds from shares sold	146,352,764	711,121,219	389,208,063	605,823,703
Cost of shares redeemed	(115,380,133)	(13,486,145)	(116,805,625)	(23,898,002)

Net increase in net assets from capital-share transactions	30,972,631	697,635,074	272,402,438	581,925,701

Net increase in net assets	150,062,033	735,412,049	415,093,050	658,662,116

NET ASSETS:
Beginning of period	735,512,049	100,000	658,762,116	100,000

End of period (c)	$885,574,082	$735,512,049	$1,073,855,166	$658,762,116

(c) Includes undistributed net investment income of:	$1,344,703	$833,238	$7,032,602	$7,741,576

(a) Commencement of operations.

(b) See page 34 and 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$31,236,856	$17,964,027
Net realized gain (loss) on investment transactions and foreign currency transactions	64,257,696	(1,431,499)
Net change in unrealized appreciation/depreciation of investments	258,100,375	81,256,911

Net increase in net assets resulting from operations	353,594,927	97,789,439

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(17,284,795)	(2,549)
Distributions from net realized gain on investment transactions (b)	(3,689,919)	0

Total dividends and distributions to shareholders	(20,974,714)	(2,549)

Capital-share transactions:
Net proceeds from sales of shares	1,752,230,315	1,161,220,484
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	19,090,466	2,549

Total proceeds from shares sold	1,771,320,781	1,161,223,033
Cost of shares redeemed	(142,185,394)	(30,647,335)

Net increase in net assets from capital-share transactions	1,629,135,387	1,130,575,698

Net increase in net assets	1,961,755,600	1,228,362,588

NET ASSETS:
Beginning of period	1,228,462,588	100,000

End of period (c)	$3,190,218,188	$1,228,462,588

(c) Includes undistributed net investment income of:	$26,829,322	$13,115,127

(a) Commencement of operations.

(b) See page 34 and 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

2017 Annual Report	33

Statement of Changes in Net Assets (continued)

	SMALL CAP CORE PORTFOLIO

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Dividends to shareholders:
Dividends from net investment income
SCB Class	$(7,038)	$(5)
Advisor Class	(1,673,434)	(5)
Class Z	(390,192)	(990)

	$(2,070,664)	$(1,000)

	INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
SCB Class	$(559,157)	$0
Advisor Class	(5,563,147)	0
Class Z	(3,683,235)	0

	$(9,805,539)	$0

Distributions from net realized gain on investment transactions
SCB Class	$(445,626)	$0
Advisor Class	(4,068,360)	0
Class Z	(2,683,367)	0

	$(7,197,353)	$0

(a) Commencement of operations.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
SCB Class	$(1,023,102)	$(4)
Advisor Class	(10,543,352)	(5)
Class Z	(5,718,341)	(2,540)

	$(17,284,795)	$(2,549)

Distributions from net realized gain on investment transactions
SCB Class	$(228,518)	$0
Advisor Class	(2,242,019)	0
Class Z	(1,219,382)	0

	$(3,689,919)	$0

(a) Commencement of operations.

See Notes to Financial Statements.

2017 Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO

	SCB CLASS
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Investment income, net†‡	0.01	0.01
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.67	0.53	(b)

Total from investment operations	1.68	0.54

Less dividends:
Dividends from net investment income	(0.01)	(0.00	)(c)

Net asset value, end of period	$12.21	$10.54

Total return (d)	15.98%	5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$10,276	$4,870
Average net assets (000 omitted)	$7,467	$2,314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18%	1.30%	*
Expenses, before waivers/reimbursements	1.19%	1.40%	*
Net investment income‡	0.05%	0.16%	*
Portfolio turnover rate	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	ADVISOR CLASS
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Net asset value, beginning of period	$10.56	$10.00

Income from investment operations
Investment income, net†‡	0.03	0.04
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.69	0.53	(b)

Total from investment operations	1.72	0.57

Less dividends:
Dividends from net investment income	(0.03)	(0.01)

Net asset value, end of period	$12.25	$10.56

Total return (d)	16.29%	5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$695,958	$603,862
Average net assets (000 omitted)	$654,649	$175,999
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.92%	1.05%	*
Expenses, before waivers/reimbursements	0.93%	1.15%	*
Net investment income‡	0.30%	0.49%	*
Portfolio turnover rate	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2017 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO

	CLASS Z
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Net asset value, beginning of period	$10.56	$10.00

Income from investment operations
Investment income, net†‡	0.03	0.04
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.68	0.53	(b)

Total from investment operations	1.71	0.57

Less dividends:
Dividends from net investment income	(0.03)	(0.01)

Net asset value, end of period	$12.24	$10.56

Total return (d)	16.22%	5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$179,340	$126,780
Average net assets (000 omitted)	$144,513	$36,539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.93%	1.05%	*
Expenses, before waivers/reimbursements	0.94%	1.35%	*
Net investment income‡	0.30%	0.49%	*
Portfolio turnover rate	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	SCB CLASS
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$10.92	$10.00

Income from investment operations:
Investment income, net†‡	0.08	0.11
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.96	0.81
Contributions from affiliates	0.00 (c)	0

Total from investment operations	2.04	0.92

Less dividends and distributions:
Dividends from net investment income	(0.14)	0
Distributions from net realized gain on investment transactions	(0.12)	0

Total dividends and distributions	(0.26)	0

Net asset value, end of period	$12.70	$10.92

Total return (d)	19.28%	9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$73,531	$37,226
Average net assets (000 omitted)	$55,325	$14,117
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	*
Expenses, before waivers/reimbursements	1.36%	1.53%	*
Net investment income‡	0.75%	1.38%	*
Portfolio turnover rate	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2017 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO

	ADVISOR CLASS
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$10.93	$10.00

Income from investment operations
Investment income, net†‡	0.10	0.15
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.96	0.78
Contributions from affiliates	0.00 (c)	0

Total from investment operations	2.06	0.93

Less dividends and distributions:
Dividends from net investment income	(0.15)	0
Distributions from net realized gain on investment transactions	(0.12)	0

Total dividends and distributions	(0.27)	0

Net asset value, end of period	$12.72	$10.93

Total return (d)	19.51%	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$608,324	$367,468
Average net assets (000 omitted)	$460,362	$230,324
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	*
Expenses, before waivers/reimbursements	1.11%	1.22%	*
Net investment income‡	0.93%	1.87%	*
Portfolio turnover rate	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	CLASS Z
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$10.93	$10.00

Income from investment operations
Investment income, net†‡	0.10	0.15
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.96	0.78
Contributions from affiliates	0.00 (c)	0

Total from investment operations	2.06	0.93

Less dividends and distributions:
Dividends from net investment income	(0.15)	0
Distributions from net realized gain on investment transactions	(0.12)	0

Total dividends and distributions	(0.27)	0

Net asset value, end of period	$12.72	$10.93

Total return (d)	19.52%	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$392,000	$254,068
Average net assets (000 omitted)	$291,438	$187,312
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	*
Expenses, before waivers/reimbursements	1.11%	1.26%	*
Net investment income‡	0.87%	1.92%	*
Portfolio turnover rate	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2017 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SCB CLASS
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Investment income, net†‡	0.18	0.21
Net realized and unrealized gain on investment transactions and foreign currency transactions	2.11	0.36	(b)

Total from investment operations	2.29	0.57

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.00	)(c)
Distributions from net realized gain on investment transactions	(0.03)	0

Total dividends and distributions	(0.17)	(0.00)

Net asset value, end of period	$12.69	$10.57

Total return (d)	22.01%	5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$152,725	$68,977
Average net assets (000 omitted)	$106,248	$27,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17%	1.20%	*
Expenses, before waivers/reimbursements	1.23%	1.34%	*
Net investment income‡	1.62%	2.70%	*
Portfolio turnover rate	69%	79%

See Footnote Summary on page 44.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	ADVISOR CLASS
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations
Investment income, net†‡	0.21	0.23
Net realized and unrealized gain on investment transactions and foreign currency transactions	2.11	0.35	(b)

Total from investment operations	2.32	0.58

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.01)
Distributions from net realized gain on investment transactions	(0.03)	0

Total dividends and distributions	(0.17)	(0.01)

Net asset value, end of period	$12.72	$10.57

Total return (d)	22.38%	5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,760,819	$737,765
Average net assets (000 omitted)	$1,023,860	$459,166
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.93%	0.95%	*
Expenses, before waivers/reimbursements	0.98%	1.06%	*
Net investment income‡	1.85%	2.93%	*
Portfolio turnover rate	69%	79%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2017 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	CLASS Z
	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$10.58	$10.00

Income from investment operations
Investment income, net†‡	0.20	0.24
Net realized and unrealized gain on investment transactions and foreign currency transactions	2.12	0.35	(b)

Total from investment operations	2.32	0.59

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.01)
Distributions from net realized gain on investment transactions	(0.03)	0

Total dividends and distributions	(0.17)	(0.01)

Net asset value, end of period	$12.73	$10.58

Total return (d)	22.35%	5.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,276,674	$421,721
Average net assets (000 omitted)	$605,465	$295,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.94%	0.95%	*
Expenses, before waivers/reimbursements	1.00%	1.10%	*
Net investment income‡	1.74%	3.04%	*
Portfolio turnover rate	69%	79%

*	Annualized, except for certain non-recurring fees.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
(a)	Commencement of operations.
(b)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolios’ change in net realized and unrealized gain (loss) on investment transactions for the period.
(c)	Amount is less than $.005
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

44	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on September 11, 2015. The Fund operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Small Cap Core Portfolio commenced operations on December 29, 2015. International Small Cap Portfolio and International Strategic Equities Portfolio commenced operations on December 21, 2015.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial

2017 Annual Report	45

Notes to Financial Statements (continued)

statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

46	Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2017:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks (a)	$880,926,235	$0		$0	$880,926,235
Short-Term Investments	5,089,963	0		0	5,089,963
Total Investments in Securities	886,016,198	0		0	886,016,198
Other Financial Instruments (b):
Assets:
Futures	900,328	0		0	900,328	(c)
Liabilities	0	0		0	0
Total (d)	$886,916,526	$0		$0	$886,916,526

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Industrials	$43,304,242	$168,886,961		$0	$212,191,203
Consumer Discretionary	53,391,975	150,717,875		0	204,109,850
Information Technology	32,318,194	134,496,270		0	166,814,464
Materials	24,000,002	83,191,577		0	107,191,579
Consumer Staples	26,111,159	75,253,039		0	101,364,198
Financials	31,735,043	68,357,967		0	100,093,010
Real Estate	28,587,036	18,082,187		0	46,669,223
Health Care	14,307,491	32,014,188		0	46,321,679
Energy	7,353,834	21,048,062		0	28,401,896
Utilities	3,095,321	14,785,596		0	17,880,917
Telecommunication Services	1,216,946	16,172,804		0	17,389,750
Investment Companies	4,785,160	0		0	4,785,160
Short-Term Investments	23,304,588	0		0	23,304,588
Total Investments in Securities	293,510,991	783,006,526	(e)	0	1,076,517,517
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	2,056,642		0	2,056,642
Liabilities:
Forward Currency Exchange Contracts	0	(1,210,682)		0	(1,210,682)
Total (f)(g)	$293,510,991	$783,852,486		$0	$1,077,363,477

2017 Annual Report	47

Notes to Financial Statements (continued)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$62,375,602	$585,520,194		$0	$647,895,796
Information Technology	152,643,976	446,678,762		0	599,322,738
Industrials	33,636,395	540,338,519		0	573,974,914
Consumer Discretionary	57,032,848	312,412,021		0	369,444,869
Health Care	31,743,785	191,713,371		0	223,457,156
Consumer Staples	0	222,093,944		0	222,093,944
Telecommunication Services	0	141,316,173		0	141,316,173
Energy	0	102,094,888		0	102,094,888
Materials	28,567,720	59,751,540		0	88,319,260
Real Estate	0	87,094,729		0	87,094,729
Utilities	0	46,841,388		0	46,841,388
Short-Term Investments	81,233,576	0		0	81,233,576
Total Investments in Securities	447,233,902	2,735,855,529	(e)	0	3,183,089,431
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	11,163,957		0	11,163,957
Liabilities:
Forward Currency Exchange Contracts	0	(9,077,812)		0	(9,077,812)
Total (d)	$447,233,902	$2,737,941,674		$0	$3,185,175,576

(a)	See schedule of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were no transfers between any levels during the reporting period.

(e)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(f)	An amount of $41,378,946 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	There were de minimus transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

48	Bernstein Fund, Inc.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

2017 Annual Report	49

Notes to Financial Statements (continued)

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency gain (loss) reclassifications, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of foreign capital gains tax, the tax treatment of partnership investments, contributions from affiliates and the tax treatment of offering costs are reflected as adjustments to the components of capital as of September 30, 2017, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Small Cap Core	$(53,193)	$166,419	$(113,226)
International Small Cap	(55,540)	1,885,866	(1,830,326)
International Strategic Equities	(51,525)	(237,866)	289,391

50	Bernstein Fund, Inc.

I.	Organization and Offering Expenses

Offering costs of $103,529, $103,639 and $103,529 have been deferred and were fully amortized on a straight line basis over a one year period starting from December 29, 2015 (commencement of operations) for Small Cap Core Portfolio and from December 21, 2015 (commencement of operations) for International Small Cap Portfolio and International Strategic Equities Portfolio, respectively.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Strategic Equities	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

The Adviser has contractually agreed to waive the annual investment management fees of the International Strategic Equities Portfolio by an amount equal to 0.05% per annum of the average net assets of the Portfolio through January 27, 2018. For the year ended September 30, 2017, such waiver amounted to $867,787.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%
International Small Cap	1.35%	1.10%	1.10%
International Strategic Equities	1.20%	0.95%	0.95%

Any fees waived and expenses borne by the Adviser for the Portfolios through September 30, 2016 are subject to repayment by the Portfolios until September 30, 2019, such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$161,882
International Small Cap	420,136
International Strategic Equities	425,084

2017 Annual Report	51

Notes to Financial Statements (continued)

Any fees waived and expenses borne by the Adviser from October 1, 2016 through January 4, 2017 are subject to repayment by the Funds until September 30, 2020; such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$0
International Small Cap	20,030
International Strategic Equities	1,709

During the year ended September 30, 2017, the Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio made repayments to the Adviser in the amounts of $161,882, $27,230 and $426,793, respectively.

In any case, no repayment will be made that would cause the Portfolios’ total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before January 27, 2018. During the year ended September 30, 2017, such reimbursement/waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$0
International Small Cap	29,881
International Strategic Equities	0

Pursuant to the investment management agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. During the year ended September 30, 2017, the Adviser voluntarily agreed to waive such fees amounting to:

PORTFOLIO	AMOUNT
Small Cap Core	$67,566
International Small Cap	67,566
International Strategic Equities	67,188

During the year ended September 30, 2017, the Adviser reimbursed the International Small Cap Portfolio $2,415 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

Under a Transfer Agency Agreement between the Bernstein Fund, Inc., on behalf of the AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2017, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $246,753; International Small Cap Portfolio, $178,133; and International Strategic Equities Portfolio, $238,480.

52	Bernstein Fund, Inc.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2017, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$16,341
International Small Cap	37,945
International Strategic Equities	82,206

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2017 is as follows:

PORTFOLIO	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)
Small Cap Core	$12,157	$227,448	$234,515	$5,090	$43
International Small Cap	13,549	275,248	265,492	23,305	107
International Strategic Equities	31,905	1,001,511	952,182	81,234	240

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES	REALIZED GAIN/ (LOSS)
International Small Cap	$7,264,972	$0	$0
International Strategic Equities	$171,439,423	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2017 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Small Cap Core	$1,518,509	$0	$0
International Small Cap	1,160,891	0	0
International Strategic Equities	2,667,583	0	0

2017 Annual Report	53

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$1,368,256,390	$0	$1,317,793,204	$0
International Small Cap	780,102,118	0	517,291,390	0
International Strategic Equities	2,772,932,073	0	1,185,624,599	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Small Cap Core	$779,568,772	$118,964,785	$(12,517,359)	$106,447,426
International Small Cap	898,810,193	196,846,807	(18,995,064)	177,851,743
International Strategic Equities	2,848,281,683	361,396,393	(26,376,998)	335,019,395

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the

54	Bernstein Fund, Inc.

counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, Small Cap Core Portfolio and International Strategic Equities Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolios. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2017, International Small Cap Portfolio and International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

2017 Annual Report	55

Notes to Financial Statements (continued)

During the year ended September 30, 2017, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$900,328	*
Total		$900,328

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,362,278	$391,585
Total		$6,362,278	$391,585

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,056,642	Unrealized depreciation on forward currency exchange contracts	$1,210,682
Total		$2,056,642		$1,210,682

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(349,402)	$637,607
Total		$(349,402)	$637,607

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$11,163,957	Unrealized depreciation on forward currency exchange contracts	$9,077,812
Total		$11,163,957		$9,077,812

56	Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,429,567	$296,238
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	4,411,465	2,790,935
Total		$5,841,032	$3,087,173

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2017

SMALL CAP CORE PORTFOLIO
Futures:
Average original value of buy contracts	$37,728,610

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$91,349,864
Average principal amount of sale contracts	$75,751,917

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Futures:
Average original value of buy contracts	$24,571,843	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$398,901,188
Average principal amount of sale contracts	$396,324,264

(a)	Positions were open for ten months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/ pledged by the Portfolios as of September 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements for Small Cap Core Portfolio were $900,328 and $0, respectively. At September 30, 2017, all derivatives were subject to netting arrangements for International Small Cap Portfolio and International Strategic Equities Portfolio.

2017 Annual Report	57

Notes to Financial Statements (continued)

INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$180,373	$(114,763)	$0	$0	$65,610
Barclays Bank PLC	684,669	(684,669)	0	0	0
Citibank, NA	209,670	(45,654)	0	0	164,016
State Street Bank & Trust Co.	315,822	(61,288)	0	0	254,534
UBS AG	666,108	(179,980)	0	0	486,128

Total	$2,056,642	$(1,086,354)	$0	$0	$970,288	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$114,763	$(114,763)	$0	$0	$0
Barclays Bank PLC	798,184	(684,669)	0	0	113,515
Citibank, NA	45,654	(45,654)	0	0	0
Royal Bank of Scotland PLC	10,813	0	0	0	10,813
State Street Bank & Trust Co.	61,288	(61,288)	0	0	0
UBS AG	179,980	(179,980)	0	0	0

Total	$1,210,682	$(1,086,354)	$0	$0	$124,328	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$374,998	$(257,322)	$(117,676)	$0	$0
Barclays Bank PLC	3,100,185	(2,725,644)	0	0	374,541
Citibank, NA	5,759,555	(2,908,933)	0	0	2,850,622
Nomura Global Financial Products, Inc.	87,822	(87,822)	0	0	0
State Street Bank & Trust Co.	1,841,397	(1,048,718)	0	0	792,679

Total	$11,163,957	$(7,028,439)	$(117,676)	$0	$4,017,842	^

58	Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$574,063	$0	$0	$0	$574,063
Bank of America, NA	257,322	(257,322)	0	0	0
Barclays Bank PLC	2,725,644	(2,725,644)	0	0	0
Citibank, NA	2,908,933	(2,908,933)	0	0	0
Credit Suisse International	139,265	0	0	0	139,265
Morgan Stanley & Co., Inc.	121,681	0	0	0	121,681
Nomura Global Financial Products, Inc.	297,202	(87,822)	0	0	209,380
Royal Bank of Scotland PLC	960,108	0	0	0	960,108
State Street Bank & Trust Co.	1,048,718	(1,048,718)	0	0	0
UBS AG	44,876	0	0	0	44,876

Total	$9,077,812	$(7,028,439)	$0	$0	$2,049,373	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

PORTFOLIO	2017	2016
Small Cap Core
Distributions paid from:
Ordinary income	$2,070,664	$1,000

Total distributions paid	$2,070,664	$1,000

International Small Cap
Distributions paid from:
Ordinary income	$17,002,892	$0

Total distributions paid	$17,002,892	$0

2017 Annual Report	59

Notes to Financial Statements (continued)

PORTFOLIO	2017	2016
International Strategic Equities
Distributions paid from:
Ordinary income	$18,490,651	$2,549
Long-term capital gains	$2,484,063	$0

Total distributions paid	$20,974,714	$2,549

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$39,031,129	$11,483,912	$0	$106,447,426	$156,962,467
International Small Cap	26,737,410	14,997,601	0	177,787,015	219,522,026
International Strategic Equities	44,772,998	50,662,094	0	335,065,017	430,500,109

(a)	During the fiscal year ended September 30, 2017 Small Cap Core Portfolio utilized capital loss carryforwards of $2,572,833 to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), partnership adjustments, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2017, all three Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

60	Bernstein Fund, Inc.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may recur from time to time and have on adverse impact on various securities market. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk—The Portfolios may use derivatives in currency hedging strategies as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain

2017 Annual Report	61

Notes to Financial Statements (continued)

derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

62	Bernstein Fund, Inc.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares have been allocated to share classes that are currently not offered.

Share transactions for each Portfolio for the period ended September 30, 2017, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
SCB Class Shares
Shares sold	470,811	503,212	$5,411,903	$4,871,414
Shares issued to shareholders on reinvestment of dividends	497	1	5,911	5
Shares redeemed	(91,837)	(41,305)	(1,058,048)	(407,153)

Net increase	379,471	461,908	$4,359,766	$4,464,266

Advisor Class Shares
Shares sold	7,825,561	58,276,726	$90,029,115	$583,858,853
Shares issued to shareholders on reinvestment of dividends	108,173	0 (b)	1,287,265	5
Shares redeemed	(8,287,958)	(1,090,779)	(95,775,891)	(11,110,469)

Net increase (decrease)	(354,224)	57,185,947	$(4,459,511)	$572,748,389

Class Z Shares
Shares sold	4,183,658	12,203,217	$49,228,411	$122,389,952
Shares issued to shareholders on reinvestment of dividends	32,786	102	390,159	990
Shares redeemed	(1,573,475)	(207,102)	(18,546,194)	(1,968,523)

Net increase	2,642,969	11,996,217	$31,072,376	$120,422,419

(a)	Commencement of operations.

(b)	Share amount is less than one full share.

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
SCB Class Shares
Shares sold	2,749,565	3,523,508	$30,237,045	$36,153,789
Shares issued to shareholders on reinvestment of dividends and distributions	90,510	0	918,683	0
Shares redeemed	(458,054)	(113,570)	(5,326,496)	(1,184,560)

Net increase	2,382,021	3,409,938	$25,829,232	$34,969,229

2017 Annual Report	63

Notes to Financial Statements (continued)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Advisor Class Shares
Shares sold	18,529,910	34,896,865	$208,924,146	$339,718,913
Shares issued to shareholders on reinvestment of dividends and distributions	854,715	0	8,675,357	0
Shares redeemed	(5,198,655)	(1,267,416)	(59,299,709)	(13,172,262)

Net increase	14,185,970	33,629,449	$158,299,794	$326,546,651

Class Z Shares
Shares sold	11,222,032	24,250,748	$134,086,229	$229,951,001
Shares issued to shareholders on reinvestment of dividends and distributions	627,252	0	6,366,603	0
Shares redeemed	(4,286,011)	(1,008,000)	(52,179,420)	(9,541,180)

Net increase	7,563,273	23,242,748	$88,273,412	$220,409,821

(a)	Commencement of operations.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
SCB Class Shares
Shares sold	6,259,282	6,707,227	$70,571,599	$67,376,960
Shares issued to shareholders on reinvestment of dividends and distributions	106,631	1	1,099,369	4
Shares redeemed	(855,882)	(178,970)	(9,910,861)	(1,832,999)

Net increase	5,510,031	6,528,258	$61,760,107	$65,543,965

Advisor Class Shares
Shares sold	78,248,043	72,141,616	$933,571,440	$699,986,523
Shares issued to shareholders on reinvestment of dividends and distributions	1,072,119	1	11,053,548	5
Shares redeemed	(10,643,383)	(2,356,484)	(121,214,577)	(23,990,138)

Net increase	68,676,779	69,785,133	$823,410,411	$675,996,390

64	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Class Z Shares
Shares sold	60,643,893	40,341,955	$748,087,276	$393,857,001
Shares issued to shareholders on reinvestment of dividends and distributions	671,593	252	6,937,549	2,540
Shares redeemed	(882,266)	(507,252)	(11,059,956)	(4,824,198)

Net increase	60,433,220	39,834,955	$743,964,869	$389,035,343

(a)	Commencement of operations.

Prior to commencement of operations, the Portfolios had no operations other than the sale of Class Z Shares to the Adviser of 10,000 shares at $10 per share for each Portfolio.

At September 30, 2017, certain AllianceBerstein mutual funds owned 15%, 25% and 27% of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Subsequent Events

On October 26, 2017, the Board of Directors of the Fund approved an amended Investment Management Agreement, to be effective on January 1, 2018, which will reduce the advisory fees payable by the International Strategic Equities Portfolio as set forth below:

PORTFOLIO	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities Portfolio	0.75%	0.65%	0.60%

Effective November 1, 2017, the Adviser modified certain non-fundamental investment policies of the International Small Cap Portfolio to focus primarily on international core and quantitative strategies.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2017 Annual Report	65

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Core Portfolio, International Small Cap Portfolio, and International Strategic Equities Portfolio (three portfolios constituting Bernstein Fund, Inc., hereafter referred to as the “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopersLLP

New York, New York

November 29, 2017

66	Bernstein Fund, Inc.

2017 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2017. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)
Small Cap Core	46.79%

For the taxable year ended September 30, 2017, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Small Cap Core	$924,070
International Small Cap	8,229,780
International Strategic Equities	16,280,351

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be inculded with your Form 1099-DIV which will be sent to you seperately in January 2018.

2017 Annual Report	67

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman(1)(3)

Chairman

Kathleen Fisher

President

R. Jay Gerken(1)

Director

William Kristol(1)

Director

Debra Perry(1)

Director

Donald Peterson(1)

Director

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Serdar Kalaycioglu(2),

Vice President

Samantha Lau(2),

Vice President

Stuart Rae(2),

Vice President

Shri Singhvi(2),

Vice President

Sammy Suzuki(2),

Vice President

Nelson Yu(2),

Vice President

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Emilie D. Wrapp,

Secretary

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

(1) Member of the Audit Committee, the Governance Nomination and Compensation Committee and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Messrs. Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Messrs. Kalaycioglu and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.

(3) Member of the Special Pricing Committee.

68	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen Fisher** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 63 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2012. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home
DISINTERESTED DIRECTORS
Bart Friedman#^ Chairman of the Board 72 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2012.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

R. Jay Gerken# 66 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

2017 Annual Report	69

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
William Kristol# 64 (1994)	Editor, The Weekly Standard since prior to 2012. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry# 66 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc.; Genworth Financial, Inc.; Korn/Ferry International; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2014-2016; CNO Financial Group since prior to 2009 until 2011.

Donald K. Peterson# 68 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** Ms. Fisher is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Special Pricing Committee.

70	Bernstein Fund, Inc.

MANAGEMENT OF THE FUND
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Kathleen Fisher, 63	President	See biography above.

Philip L. Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., prior to March 2003.

Andrew Birse, 39	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2012.

Peter Chocian, 45	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2012.

Serdar Kalaycioglu, 40	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2012.

Samantha Lau, 45	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2012.

Stuart Rae, 52	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2012.

Shri Singhvi, 43	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2012.

Sammy Suzuki, 46	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2012.

Nelson Yu, 46	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2012. Head of Quantitative Research—Equities of the Adviser since 2014, and Head—Blend Strategies since 2017.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

2017 Annual Report	71

Bernstein Fund, Inc. (continued)

MANAGEMENT OF THE FUND (continued)
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Manager** since prior to 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 212-486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

72	Bernstein Fund, Inc.

Board Consideration of the Fund’s Investment Advisory and Management Agreement

At a Board meeting held on October 26, 2017, the Board of Directors of the Bernstein Fund considered and approved the renewal of the Investment Management Agreement between the Fund and the Adviser. A discussion of the factors considered by the Directors in approving the renewal of the Agreement will be included in the semi-annual report to shareholders for the period ending March 31, 2018.

Bernstein Fund, Inc.

International Strategic Equities Portfolio

International Small Cap Portfolio

Small Cap Core Portfolio

The Board of Directors, including the Directors who are not interested persons of the Fund (the “Directors”) of Bernstein Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory and Management Agreement (the “Advisory Agreement”) with AllianceBernstein L.P. (the “Adviser”) in respect of the International Strategic Equities, the International Small Cap and the Small Cap Core Portfolios (each, a “Portfolio” and collectively the “Portfolios”) for an initial two-year period at a meeting held on September 17, 2015.

Prior to approval of the Advisory Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement and considered whether approval of the Advisory Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Advisory Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below where considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the Advisory Agreement including the fees to be charged for services thereunder, as described below.

Fees and Other Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”), at a hypothetical common asset level of $750 million for the International Strategic Equities Portfolio, $350 million for the International Small Cap Portfolio and $850 million for the Small Cap Core Portfolio. Both the peer groups and the funds within each peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above and the Board’s review of the other factors described below, and in light of the Adviser’s agreement to waive a portion of the advisory fees of the International Strategic Equities Portfolio for the first year of operations, the Board concluded that the contractual advisory fees are reasonable.

2017 Annual Report	73

Board Consideration of the Fund’s Investment Advisory and Management Agreement (continued)

Nature, Extent and Quality of Services

The Directors, including the Independent Directors, considered the nature and quality of the services to be provided by the Adviser to the Portfolios gained from their experience as Directors of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the SCB Fund Portfolios. The Directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the SCB Fund Portfolios and review extensive materials and information presented by the Adviser.

Since the Portfolios had not yet commenced operations and there were no existing SCB Fund Portfolios with the same investment style as the Portfolios, no performance or other historical information for the Portfolios was available from the Adviser. Based on the Adviser’s written and oral presentations regarding the management of the Portfolios and their general knowledge of the Adviser’s competence in managing mutual funds, the Directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolios.

The Directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the SCB Fund. They also noted the professional experience and qualifications of the Portfolios’ portfolio managers and other members of the investment team and other senior personnel of the Adviser.

The Directors also considered that the Advisory Agreement provides that the Portfolios may reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates. The methodology for determining reimbursement amounts was reviewed with the Directors at the meeting and the Directors noted that this methodology had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The Directors also noted the Adviser’s agreement not to seek reimbursement under this provision during the first year of operations of the Fund.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

Because the Fund had not yet commenced operations, the Directors were unable to consider historical information about the profitability of the Portfolios. However, the Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Advisory Agreement. The Directors also referred to the profitability information they had received with respect to the existing Portfolios of the SCB Fund. The Directors also considered the anticipated costs to be borne by the Adviser in providing services to the Portfolios particularly during the initial period before the Portfolios reached projected asset levels.

Economies of Scale

The Board of Directors, including the Independent Directors, considered the possibility that the Adviser may realize economies of scale in the future in its overall mutual fund business or those components of it which directly or indirectly affect the Fund’s operations.

The Board concluded that the benefits of any potential economies of scale with respect to the Bernstein Portfolios during the initial two-year term of the Advisory Agreement for the Bernstein Fund were expected to be appropriately shared with Portfolio investors by way of, among other things, the International Strategic Equities Portfolio’s breakpoint arrangements as currently in effect, expense caps and fee waivers on the Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

74	Bernstein Fund, Inc.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account potential so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to certain share classes, to the extent offered, and transfer agency fees paid to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to waive the advisory fee of the International Strategic Equities Portfolio by an amount equal to 0.05% per annum of the net assets of the Portfolio through December 21, 2016, the Board determined to approve the Advisory Agreement of the Bernstein Fund for an initial two-year term as set forth below:

ADVISORY FEE SCHEDULE
International Small Cap Portfolio	1.00% of the Portfolio’s average net assets.

International Strategic Equities Portfolio	0.925% of the first $1 billion of the Portfolio average net assets, 0.85% of the excess over $1 billion up to $4 billion, 0.80% of the excess over $4 billion up to $6 billion, 0.75% of the excess over $6 billion up to $8 billion, 0.65% of the excess over $8 billion up to $10 billion, and 0.60% of the excess of the Portfolio’s average net assets over $10 billion. The Adviser has contractually agreed to waive 0.05% of the management fee through December 21, 2016.

Small Cap Core Portfolio	0.80% of the Portfolio’s average net assets.

2017 Annual Report	75

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC–0151-0917

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, Suzanne Brenner and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Fund Inc.	2016	$8,000.00	$—	$2,041
	2017	$53,775.00	$—	$71,002

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Fund Inc.	2016	$9,255,652	$2,041
			$—
			$(2,041)

	2017	$10,043,021	$71,002
			$—
			$(71,002)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2017